As filed with the Securities and Exchange Commission on December 9, 2002

                                                     Registration No. 333-101351


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
            [X] Pre-Effective Amendment No. 1
            [ ] Post-Effective Amendment No.


                           AHA Investment Funds, Inc.*
               (Exact Name of Registrant as Specified in Charter)

                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                    (Address of Principal Executive Offices)

                                 (800) 445-1341
                        (Area Code and Telephone Number)

Douglas D. Peabody                         Alan Goldberg
AHA Investment Funds, Inc.                 Bell, Boyd & Lloyd LLC
190 South LaSalle Street, Suite 2800       Three First National Plaza, #3300
Chicago, Illinois  60603                   Chicago, Illinois 60602
                   (Names and Addresses of Agents for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Class A shares, $0.01 par value per share

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 under Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.


*    On behalf of the AHA Diversified Equity Fund.





                              KENILWORTH FUND, INC.
                         21 S. Clark Street, Suite 2594
                                Chicago, IL 60603


                           NOTICE OF A SPECIAL MEETING



     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Kenilworth Fund, Inc. (the "Kenilworth Fund") will be held at 21 S. Clark Street, Suite 2594, Chicago, IL 60603 on Monday, December 30, 2002, at 3:00 p.m. Central Time, for the following purpose:

     PROPOSAL: To consider and act upon a proposal to approve an  Agreement  and
          Plan of Reorganization (the "Plan of Reorganization"), between the Kenilworth Fund and AHA Investment Funds, Inc., and, solely for the purposes of paragraph 9.2 thereof, each of CCM Advisors LLC and Institutional Portfolio Services, Ltd., and the transactions contemplated thereby (the "Transaction"), including: (a) the transfer of all the assets of the Kenilworth Fund to, and the assumption of all the liabilities of the Kenilworth Fund by, the AHA Diversified Equity Fund (the "AHA Fund"), in exchange for Class A shares of the AHA Fund;
          (b) the distribution of the AHA Fund shares so received by the Kenilworth Fund pro rata to shareholders of the Kenilworth Fund; and
          (c) the dissolution of the Kenilworth Fund.

     The proposed Transaction and related matters are described in the attached Prospectus/Proxy Statement. The form of the Plan of Reorganization is attached to the Prospectus/Proxy Statement as Appendix A.

     Only shareholders of the Kenilworth Fund of record on December 4, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     Shareholders are requested to vote their shares by executing and returning promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

By order of the Board of Directors,

Savitri P. Pai, Secretary



                              [KF, Inc. LETTERHEAD]


December 9, 2002

Dear Fellow Shareholder,

Almost ten years ago we embarked on a journey with the creation of the Kenilworth Fund, Inc. Today, our journey takes a new course. The papers enclosed with this letter detail the proposed acquisition of the Kenilworth Fund, Inc. by the AHA Diversified Equity Fund. The AHA Diversified Equity Fund was founded in 1988, and since that time has produced favorable investment returns at a relatively low cost (see enclosed Proxy-Prospectus). The Board of Directors of the Kenilworth Fund, Inc. believe the proposed acquisition will be in the best, long-term interests of the Kenilworth Fund, Inc. shareholders.

Please review the enclosed materials. We apologize for the numerous documents, but all are required to be sent to you by law. Please vote immediately as we would like to complete this transaction prior to the end of the year. A stamped, self-addressed envelope is enclosed for your convenience.

Update: On March 31, the Fund's long-time investment advisor, B.P.Pai, suffered a serious stroke. We are pleased to report that his condition has improved considerably and well beyond our initial hopes.

Thank you for your continued support.

Sincerely,



Mohini C. Pai                                                 Savitri P. Pai
President                                                     General Counsel


                           Prospectus/Proxy Statement

                             Dated December 9, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                              KENILWORTH FUND, INC.
                         21 S. Clark Street, Suite 2594
                                Chicago, IL 60603
                                 (312) 236-5388

                             BY AND IN EXCHANGE FOR
                                CLASS A SHARES OF

                           AHA DIVERSIFIED EQUITY FUND
                    (a series of AHA INVESTMENT FUNDS, INC.)
                      190 South LaSalle Street, Suite 2800
                                Chicago, IL 60603
                                 (800) 445-1341

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kenilworth Fund, Inc. (the "Kenilworth Fund") in connection with the Special Meeting of Shareholders (the "Meeting") to be held at 21 S. Clark Street, Suite 2594, Chicago, Illinois 60603 on Monday, December 30, 2002 at 3:00 p.m. Central Time, at which shareholders will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the "Plan of Reorganization") between the Kenilworth Fund and AHA Investment Funds, Inc. ("AHA Investment Funds"), and, solely for the purposes of paragraph 9.2 thereof, each of CCM Advisors LLC ("CCM Advisors") and Institutional Portfolio Services, Ltd. ("IPS"), and the transactions contemplated thereby (the "Transaction"), including: (a) the transfer of all assets of the Kenilworth Fund to, and the assumption of all liabilities of the Kenilworth Fund by, AHA Diversified Equity Fund (the "AHA Fund"), a series of the AHA Investment Funds, in exchange for Class A shares of the AHA Fund; (b) the distribution of the AHA Fund shares so received by the Kenilworth Fund pro rata to shareholders of the Kenilworth Fund; and (c) the dissolution of the Kenilworth Fund.

The AHA Investment Funds and the Kenilworth Fund are open-end management investment companies. The AHA Fund is diversified, and the Kenilworth Fund is non-diversified. The investment objective of the AHA Fund is to provide long-term capital growth, and the investment objective of the Kenilworth Fund is long-term capital appreciation. This Prospectus/Proxy Statement constitutes the proxy statement of the Kenilworth Fund for the Meeting and the prospectus for the shares of the AHA Fund that are to be issued by the AHA Fund in connection with the Transaction.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus/Proxy Statement sets forth concisely the information about the AHA Fund that a Kenilworth Fund shareholder should know before voting on the Transaction and should be retained for future reference. Please review the enclosed Statement of Additional Information ("SAI") relating to this Prospectus/Proxy Statement, dated December 9, 2002, which includes further information about the Transaction. The SAI is incorporated into this Prospectus/Proxy Statement by reference.

Please review the enclosed Prospectus (as supplemented to date) and Statement of Additional Information for the Class A shares of the AHA Fund and the Annual Report of the AHA Investment Funds, including the AHA Fund, for the fiscal year ended June 30, 2002. Each of these documents, insofar as they relate to the AHA Fund, is incorporated into this Prospectus/Proxy Statement by reference. No other parts of these documents (which relate to other AHA funds) are incorporated herein. The following documents are also included with this Prospectus/Proxy Statement and are each incorporated into this Prospectus/Proxy Statement by reference (except that only the financial statements included in the Semi-Annual Report to Shareholders of the Kenilworth Fund referenced below are incorporated by reference into this Prospectus/Proxy Statement):

o    The   Prospectus  of  the   Kenilworth   Fund  dated  April  24,  2002,  as
     supplemented;
o The Statement of Additional Information of the Kenilworth Fund dated April 24, 2002;
o The Annual Report to Shareholders of the Kenilworth Fund dated December 31, 2002; and
o The Semi-Annual Report to Shareholders of the Kenilworth Fund dated June 30, 2002.

Additional information about the Kenilworth Fund has been filed with the Securities and Exchange Commission (the "SEC") and may be obtained upon oral or written request and without charge by calling the Kenilworth Fund collect at 1-312-236-5388. Additional information about the AHA Fund has been filed with the SEC and may be obtained upon oral or written request and without charge by calling the AHA Fund at 1-800-445-1341.

The Kenilworth Fund and the AHA Fund are each subject to certain informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as applicable, and in accordance with such requirements file reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

o At the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549;
o At the SEC's Regional Offices at 233 Broadway, New York, New York 10279 and at Citicorp Center, 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604;
o By writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, 450 Fifth Street, N.W., Washington, D.C. at rates prescribed by the SEC;
o    By e-mail request to  publicinfo@sec.gov  (for a duplicating fee); and
o On the SEC's EDGAR database on the SEC's Internet web site at HTTP://WWW.SEC.GOV.

This Prospectus/Proxy Statement was first mailed to shareholders on or about December 9, 2002.


                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY                                                                       1
   ABOUT THE PROPOSED TRANSACTION                                             1
   BOARD CONSIDERATIONS                                                       2
   REASONS FOR THE TRANSACTION                                                2
   FEDERAL INCOME TAX CONSEQUENCES                                            2
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE
                    AHA FUND AND THE KENILWORTH FUND                          3
PRINCIPAL RISK CONSIDERATIONS                                                 5
COMPARISON OF SHARES                                                          6
THE PROPOSAL                                                                  6
ADDITIONAL INFORMATION ABOUT THE AHA FUND                                     7
PERFORMANCE INFORMATION                                                       7
COMPARATIVE FEE TABLES                                                        10
SHAREHOLDER RIGHTS                                                            12
VOTING INFORMATION                                                            13
INFORMATION RELATING TO THE PROPOSED TRANSACTION                              13
   AGREEMENT BETWEEN ADVISERS                                                 13
   DESCRIPTION OF THE PLAN OF REORGANIZATION                                  14
   BOARD CONSIDERATIONS                                                       15
   CAPITALIZATION                                                             16
   FEDERAL INCOME TAX CONSEQUENCES                                            17
INFORMATION RELATING TO VOTING MATTERS                                        18
   GENERAL INFORMATION                                                        18
   SHAREHOLDER APPROVAL                                                       18
   QUORUM; ADJOURNMENT                                                        22
   ANNUAL MEETINGS                                                            22
ADVISORS, ADMINISTRATOR, INVESTMENT MANAGERS AND
    DISTRIBUTOR                                                               22
OTHER BUSINESS                                                                23
FINANCIAL HIGHLIGHTS                                                          23
SHAREHOLDER INQUIRIES                                                         23
APPENDIX A  AGREEMENT AND PLAN OF REORGANIZATION                             A-1


                                     SUMMARY

     The following is a summary of certain information relating to the proposed Transaction, and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the Appendix attached.

About the Proposed Transaction

     The Board of Directors of the Kenilworth Fund and the Board of Directors of AHA Investment Funds, including in each case all the directors who are not "interested persons" of AHA Investment Funds or Kenilworth Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Boards"), have approved the Plan of Reorganization under which the AHA Fund would acquire all of the assets and assume all of the liabilities of the Kenilworth Fund, and each Kenilworth Fund shareholder become a shareholder of the AHA Fund.

     The Transaction will have three steps:

o First, if the shareholders of the Kenilworth Fund approve the Transaction, the Kenilworth Fund will transfer all of its assets to the AHA Fund. In exchange, the Kenilworth Fund will receive Class A shares of the AHA Fund with a total net asset value equal to the value of the assets it is transferring (net of the Kenilworth Fund's liabilities) calculated as of the close of business on the date of the Transaction (currently scheduled to be December 31, 2002) and the AHA Fund will assume those liabilities.

o Second, the AHA Fund, through its transfer agent, will open an account for each shareholder of the Kenilworth Fund, and will credit each such account with shares of the AHA Fund having the same value as the Kenilworth Fund shares that the shareholder owned on the date of the Transaction.

o    The Kenilworth Fund will subsequently dissolve.

     Approval of the Transaction will constitute approval of the transfer of assets by the Kenilworth Fund, the assumption of liabilities by the AHA Fund, the distribution of AHA Fund Class A shares to Kenilworth Fund shareholders and the dissolution of the Kenilworth Fund.

     No sales charge or fee of any kind will be charged to Kenilworth Fund shareholders in connection with the Transaction. Consummation of the Transaction is subject to a number of conditions, as described under "Information Relating to Proposed Transaction - Description of the Plan of Reorganization." The Transaction will not close unless there is a simultaneous closing of the transactions contemplated by the Agreement Between Advisers by and between CCM Advisors and IPS dated November 20, 2002. See "Information Relating to the Proposed Transaction - Agreement Between Advisers." The Plan of Reorganization may be terminated by mutual agreement of the AHA Investment Funds and the Kenilworth Fund.


Board Considerations

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Boards have determined that the Transaction is in the best interests of shareholders of the Kenilworth Fund and the AHA Fund, respectively, and that the interests of existing shareholders of the Kenilworth Fund will not be diluted as a result of the Transaction. See "Information Relating to the Proposed Transaction - Board Considerations."

Reasons for the Transaction

     The primary reason that IPS, the investment adviser to the Kenilworth Fund, proposed the Transaction is that IPS determined that CCM Advisors would be able to provide the high quality administrative, operational and research support necessary to benefit the Kenilworth Fund shareholders. In approving the Transaction, the Board of the Kenilworth Fund considered, among other things,
(a) the fact that the AHA Fund has investment objectives and principal investment strategies similar to those of the Kenilworth Fund, and that as shareholders of the AHA Fund, the former Kenilworth Fund shareholders would have the ability to exchange with five other AHA funds; (b) the fact that shareholder interests would not be diluted in the proposed Transaction; (c) the fact that the AHA Fund's management fees are lower than the Kenilworth Fund's management fees; (d) the agreement of CCM Advisors to use its reasonable efforts for three years to maintain the average total annual fund operating expenses for the Class A shares of the AHA Fund (after giving effect to the Transaction) at or below 1.35% of the net assets of the Class A shares of the AHA Fund, which is lower than the corresponding current level for the Kenilworth Fund; (e) the agreement of CCM Advisors to lower the voluntary expense reimbursement cap to 1.50%, which is lower than the corresponding current level for the Kenilworth Fund; and (f) the status of the Transaction as a tax-free transaction.

     Please review the "Information Relating to the Proposed Transaction - Board Considerations" section for more information regarding the factors considered by the Directors.


Federal Income Tax Consequences

     The Transaction has been structured so that the Kenilworth Fund and its shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Transaction, and the AHA Fund will not recognize gain or loss for federal tax purposes on its issuance of shares in the Transaction. See "Information Relating to the Proposed Transaction - Federal Income Tax Consequences."

Investment Objectives, Strategies and Policies of the AHA Fund and the Kenilworth Fund

     The AHA Fund is a "feeder fund" in a "master/feeder" structure in which the AHA Fund, instead of investing all of its assets directly in a portfolio of securities, pursues its investment objective by investing substantially all of its investable assets in a larger "master" portfolio, the Diversified Equity Master Portfolio (the "Portfolio"), which has the same investment objective and substantially similar investment policies and restrictions. Other funds with similar investment objectives and restrictions may also invest in the same Portfolio. The AHA Fund bears its Portfolio's expenses in proportion to the amount of assets it invests in the Portfolio. The AHA Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of the AHA Fund depends on the investment performance of the Portfolio in which it invests. If the investment policies of the AHA Fund and the Portfolio become inconsistent, the Board of Directors may determine to withdraw the AHA Fund's assets from the Portfolio if it believes doing so is in the best interest of the AHA Fund and its shareholders. If the Board of Directors withdraws assets of the AHA Fund from the Portfolio, the Board of Directors would then consider whether the AHA Fund should invest in another master portfolio or whether to take other actions.

     The AHA Fund has an investment objective and policies and principal investment strategies that are similar to those of the Kenilworth Fund. This table shows the investment objectives and principal investment strategies of each Fund:

---------------------------------------------------- --------------------------------------------------
             AHA Fund (Surviving Fund)                                Kenilworth Fund
---------------------------------------------------- --------------------------------------------------
Investment Objective:  The AHA Fund seeks to         Investment Objective:  The Kenilworth Fund seeks
provide long-term capital growth.                    long-term capital appreciation.
---------------------------------------------------- --------------------------------------------------
Principal Investment Strategies:  The AHA Fund       Principal Investment Strategies:  The Kenilworth
seeks to achieve its goal by investing               Fund seeks to achieve its goal as follows:
substantially all of its assets in the Portfolio.    o    by investing in a non-diversified
The Portfolio uses multiple Investment Managers           portfolio of common stocks.
that each use distinct investment styles and         o    Before investing in companies, the Fund
research techniques to achieve the Portfolio's            tries to determine the outlook for the
investment objective.  The Portfolio is a series          economy, the course of monetary policy as
of a mutual fund called CCM Advisors Funds (the           pursued by the Federal Reserve Board, the
"Master Fund").                                           direction of interest rates and of overall
                                                          corporate profits -- the two most critical
The Portfolio has the same objective and                  factors determining overall equity market
substantially similar strategies and policies as          values.  Then, the Fund focuses on four or
the AHA Fund.                                             five large industries that are likely to
o   Under normal circumstances, the Portfolio             perform well in that economic milieu and
    invests at least 80% of its net assets plus           generally chooses two to four companies
    any borrowings for investment purposes (at            with dominant or growing market share in a
    market value at the time of purchase) in              growing market, in their respective
    common stocks that are diversified among              industries.
    various industries and market sectors.           o    The Fund generally rotates out of
o   The Portfolio may also invest up to 20%               expensive stocks and into inexpensive
    of its net assets at the time of purchase in          stocks by selling the stocks of those
    fixed income securities, including money              companies whose price/earnings ratios
    market instruments having one of the three            become expensive relative to that of their
    highest ratings of Moody's or S&P.                    growth rates and that of the overall
o   The Portfolio has no restrictions on                  market, and buying the stocks of those
    market capitalization.                                companies whose price/earnings ratios are
o   The investment strategies of the                      low relative to that of their growth rates
    Portfolio's Investment Managers will differ,          and that of the overall market.  The Fund
    but typically will emphasize securities that          employs both a growth and value style of
    have one or more of the following                     investing.
    characteristics:                                o     The Fund invests primarily in:

                                                        1. large capitalization stocks listed on
   1.  prices they believe to be significantly             the United States stock exchanges, those
       below the intrinsic value of the                    generally over $10 billion in size;
       company;
                                                        2. special situations such as:
                                                              (a) those situations in which companies are
   2.  favorable prospects for earnings growth;                   likely to be bought out at a high premium
                                                                  to their current market price;

   3.  above average return on equity and                     (b) those situations in which a company's
       dividend yield; and                                        stock market price does not reflect the
                                                                  underlying value of all the company's
   4.  sound overall financial condition of the                   assets, particularly those of
       issuer.                                                    real-estate or patents carried at
                                                                  historic cost;
o  An Investment Manager may determine to                     (c) those situations in which the stock
   sell a security when its target value is                       market price of a corporation with two
   realized, its earnings deteriorate, changing                   very profitable businesses is trading
   circumstances affect the original reasons for                  at a discount to its actual value
   a security's purchase, or more attractive                      because of political and/or legal
   investment alternatives exist.                                 uncertainties involving one of the
                                                                  businesses, thereby placing a negative
                                                                  value on that business;
                                                        3. turnaround situations where due to new products,
                                                           managements, or technologies a new future is
                                                           forecast for a given company; or
                                                        4. in companies with a very strong  technological
                                                           niche in a dynamic growth industry.
---------------------------------------------------- --------------------------------------------------

     The investment objective of each Fund is fundamental and may not be changed by the board of directors of the respective Fund without shareholder approval. The principal investment strategies of the Kenilworth Fund and the AHA Fund are generally similar, except that the Kenilworth Fund invests its assets directly in securities of companies, while the AHA Fund invests its assets in the Portfolio. The Portfolio also uses multiple Investment Managers, each of whom use distinct investment style and research techniques, to achieve its objective. The Kenilworth Fund's assets are managed by its investment adviser. In addition, the Kenilworth Fund invests its assets primarily in companies with large market capitalizations, while the Portfolio has no restrictions on market capitalization. Unlike the Kenilworth Fund, the Portfolio may invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P. Finally, the Kenilworth Fund is a non-diversified fund, while under normal circumstances the Portfolio will invest at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in common stocks that are diversified among various industries and market sectors.

     The investment policies of each Fund are generally similar. Following are the primary differences between the Funds' investment policies:

o Unlike the Kenilworth Fund, the AHA Fund may invest all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the AHA Fund;
o Unlike the Kenilworth Fund, which may not invest in restricted, illiquid or other securities without readily available market quotations, the Portfolio may purchase illiquid securities of an issuer as long as no more than 10% of the value of the Portfolio's net assets would be invested in illiquid securities after giving effect to that purchase, and the AHA Fund may purchase illiquid securities of an issuer as long as no more than 10% of the value of the AHA Fund's total assets would be invested in illiquid securities after giving effect to that purchase;
o Unlike the Kenilworth Fund, the AHA Fund may invest in repurchase and reverse repurchase agreements and may loan securities in an amount not exceeding one-third of its total assets; and
o Unlike the Kenilworth Fund which has no such restriction, the AHA Fund will not purchase the stocks or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco and will dispose (within a reasonable period of time and consistent with prudent investment practice) of securities of an issuer subsequently identified by the AMA as being engaged in such practices.

     For a list of each Fund's investment policies and restrictions, see the Statement of Additional Information of each Fund. For information on each Fund's policies with respect to temporary defensive positions, please see each Fund's prospectus.

PRINCIPAL RISK CONSIDERATIONS


     The AHA Fund is subject to credit risk, interest rate risk, management risk, market risk and prepayment risk. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies, except that the Kenilworth Fund is also subject to industry risk and nondiversification risk and may not be as subject to some of the risks associated with investing in debt securities as is the AHA Fund. An investment in the AHA Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the AHA Fund. For more information about the principal investment risks of the AHA Fund, please see the enclosed Prospectus of the AHA Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     Shareholders of the Kenilworth Fund should note that, although the investment goal and strategies of the AHA Fund and the Portfolio are generally similar to those of the Kenilworth Fund, there will be some differences in the investment style of the combined fund. The AHA Fund and the Portfolio have no restrictions on market capitalization and may invest up to 20% of net assets in fixed income securities. Please see "Investment Objectives, Strategies and Policies" above for more information comparing the investment goals, strategies and policies of the Funds and the Portfolio.

COMPARISON OF SHARES

     If the Transaction occurs, you will receive Class A shares of the AHA Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

o They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Transaction;
o As with your current shares, they will not bear any initial sales charges and will not be subject to any redemption fees (other investors in Class A shares of the AHA Fund pay an initial sales charge);
o Unlike the Kenilworth Fund, Class A shares purchased without an initial sales charge in accounts aggregating $1,000,000 or more at the time of purchase and redeemed within 12 months of the date of purchase are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the purchase price or net asset value at the time of sale (this provision also does not apply to former Kenilworth Fund shareholders);
o The procedures for purchasing and redeeming shares will change as a result of the Transaction. Please see the enclosed Prospectus of the AHA Fund for a description of the procedures for purchasing and redeeming shares. Shareholders of the Kenilworth Fund who acquire Class A shares of the AHA Fund as a result of the Transaction and any member of their immediate family (which means any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister of that person, and includes step and adoptive relationships) may acquire additional Class A shares of the AHA Fund without paying an initial sales load or, upon redemption, contingent deferred sales charges, for as long as the former shareholder of the Kenilworth Fund maintains an open account in the Class A shares of the AHA Fund;
o Unlike shares of the Kenilworth Fund, the Class A shares have exchange privileges. You will be able to exchange among the Class A shares of the AHA funds after the Transaction. Please see the enclosed Prospectus of the AHA Fund for a description of those exchange privileges;
o You will have similar voting rights as you currently have, but as a shareholder of the AHA Fund and the AHA Investment Funds. Please see "Shareholder Rights" under "Overview of the AHA Fund and the Kenilworth Fund."

     For more information on how the AHA Fund calculates net asset value, please see its enclosed prospectus.

THE PROPOSAL

     You are being asked to approve the Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Plan of Reorganization, you are also approving the Transaction.



ADDITIONAL INFORMATION ABOUT THE AHA FUND

12b-1 Plan

     Unlike the Kenilworth Fund, the Class A shares of the AHA Fund have adopted a plan under Rule 12b-1 of the 1940 Act that permits the AHA Fund to pay its Distributor a monthly fee as compensation for providing services to support the sale and distribution of the AHA Fund's shares. The annual service fee may equal up to 0.25% of the average net assets of the Class A shares of the AHA Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.


PERFORMANCE INFORMATION

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2001, for the oldest class of shares of the AHA Fund (Class I shares) and for the eight-year period ended December 31, 2001, for the Kenilworth Fund (which does not offer classes of shares). They should give you a general idea of how each Fund's returns have varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that for the AHA Fund, Class A shares bear higher expenses than Class I shares; if Class I shares had been subject to 12b-1 fees (like Class A shares), the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance (before and after taxes) is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.

AHA Fund:  Year-by-Year Total Return (as of 12/31 each year)
Class I Shares(1)
[CHART]

1992:   9.51%
1993:  10.02%
1994:  -0.39%
1995:  33.73%
1996:  23.35%
1997:  33.64%
1998:  16.67%
1999:  20.98%
2000:  -2.92%
2001:  -2.05%


(1) During the periods included in this bar chart, the highest and lowest quarterly returns were 20.91% and - 12.59%, respectively, for the quarters ended December 1998 and September 1998. The year-to-date total return as of September 30, 2002 was -24.78% for Class I shares. Because Class A shares have not been offered to the public, the information provided in the bar chart represents only the performance of Class I shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A shares and Class I shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Class A shares will differ from those of the Class I shares.

Kenilworth Fund:  Year-by-Year Total Return2
(as of 12/31 each year)

[CHART]


1994:  -5.95%
1995:  28.03%
1996:  29.48%
1997:  20.67%
1998:  20.58%
1999:  26.95%
2000:  -6.96%
2001  -26.16%

(2) During the periods included in this bar chart, the highest and lowest quarterly returns were 28.39% and - 22.00%, respectively, for the quarters ended December 1998 and March 2001.

     The following tables list each Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods ended December 31, 2001, for Class I shares of the AHA Fund and for the one-year, five-year and since inception periods ended December 31, 2001, for shares of the Kenilworth Fund. These tables are intended to provide you with some indication of the risks of investing in a Fund. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold a Fund's shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of a Fund. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if a Fund's shares were purchased at the beginning and sold at the end of the specified period. At the bottom of each table, you can compare the Funds' performance with one or more indices.

     After-tax returns are calculated using the historical highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

AHA Fund: Average Annual Total Returns (for periods ended 12/31/01) Class I Shares 1
All returns reflect reinvested dividends.



                                                    1 Year  5 Years  10 Years
                                                    ------  -------  --------
AHA Fund
     Return Before Taxes                            -2.05%  12.40%   13.51%
     Return After Taxes on Distributions            -3.49%   9.26%   10.32%
     Return After Taxes on Distributions
     and Sale of Fund Shares                        -0.64%   8.11%    8.50%

S&P 500(R)Stock Index2                             -11.86%  10.71%   12.93%
(reflects no deduction for fees, expenses or taxes)

Russell 1000(R)Value Index2                         -5.59%  11.14%   14.15%
(reflects no deduction for fees, expenses or taxes)

1 Because Class A shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A shares and Class I shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Class A shares will differ from those of the Class I shares.

2 The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. Russell 1000(R) Value Index is a registered trademark of The Frank Russell Company.

Kenilworth Fund:  Average Annual Total Return
(as of 12/31/01)
All returns reflect reinvested dividends.
                                                                     Since
Kenilworth Fund                                  1 Year    5 Years   Inception*
                                                 ------    -------   ----------


      Return Before Taxes                        -26.26%   4.88%     8.81%

      Return After Taxes on Distributions        -26.16%   4.72%     8.49%

      Return After Taxes on Distributions and
          Sale of Fund Shares                    -15.93%   3.98%     7.30%

S&P 500(R)Stock Index+                           -11.87%  10.70%    13.81%

*    Inception date: July 1, 1993
+ The S&P 500(R)Stock Index is a broad market-weighted average of U.S. blue-chip companies.


COMPARATIVE FEE TABLES

     The table below shows the fees and expenses that you may pay if you buy and hold shares of the Funds. The annual operating expenses expected to be incurred by the combined fund (giving effect to the Transaction) is based on pro forma combined net assets as of June 30, 2002. Annual Fund Operating Expenses include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services.

     Shareholders of the Kenilworth Fund who acquire Class A shares of the AHA Fund as a result of the Transaction and members of their immediate families will not pay any sales charges on Class A shares of the AHA Fund for as long as the shareholder of the Kenilworth Fund maintains an open account in the Class A shares of the AHA Fund.

                                                         AHA FUND     KENILWORTH
                                                     (SURVIVING FUND)    FUND

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases              5.00%*        None

Maximum Deferred Sales Charge (Load)                           None         None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends    None         None

Exchange Fee                                                   None         None
Redemption Fee                                                 None         None

* Shareholders of the Kenilworth Fund who acquire Class A shares of the AHA Fund as a result of the Transaction and members of their immediate families do not pay these sales charges for as long as the shareholder of the Kenilworth Fund maintains an open account in the Class A shares of the AHA Fund. The initial sales charge declines based on the amount purchased according to the schedule set forth in the enclosed prospectus under "Sales Charges." The enclosed prospectus also contains information as to procedures for pricing the AHA Fund's shares (which are similar to those used by the Kenilworth Fund).

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)



--------------------------------------------------------------------------------
                                                               AHA Fund (Pro
               Expense              AHA Fund  Kenilworth Fund  Forma Combined)
--------------------------------------------------------------------------------
Management Fees                      0.75%2       1.00%            0.75%2
--------------------------------------------------------------------------------
Distribution (12b-1) Fees            0.25%         None            0.25%
--------------------------------------------------------------------------------
Other Expenses                       0.38%        0.46%            0.35%
                                     -----        -----            -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 1.38%3       1.46%4           1.35%3
                                     =====        ======           =====
--------------------------------------------------------------------------------

(1) Expenses of the AHA Fund are based on amounts incurred by the AHA Fund during the fiscal year ended June 30, 2002. However, "Other Expenses" of the AHA Fund do not include certain expenses (including legal fees) related to restructuring the AHA Fund as a feeder fund in a master-feeder structure that were incurred in the fiscal year ended June 30, 2002, but are not expected to be incurred in the current fiscal year. "Other Expenses" also include certain other expenses expected to be incurred under a master-feeder structure which were not incurred for the entire fiscal year ended June 30, 2002.

(2) The AHA Fund and Portfolio pay CCM Advisors, the AHA Fund's and Portfolio's administrator, an administrative services fee at the annual rate of $20,000 and 0.055% of the Portfolio's average daily net assets, respectively, which is included in "Other Expenses." For a description of the services provided by CCM Advisors as administrator, please see "Advisors, Administrator, Investment Managers and Distributor."

(3) CCM Advisors has undertaken to reimburse the AHA Fund to the extent that the total operating expenses exceed 1.50% for each of the next three years. CCM Advisors or the AHA Investment Funds may terminate this undertaking at any time. If CCM Advisors reimburses the AHA Fund for expenses that exceed 1.50%, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years, to the extent this can be done without exceeding the expense limit.

(4) Expenses are based on the Kenilworth Fund's expenses for the fiscal year ended December 31, 2001. The Kenilworth Fund's expenses are limited to 1.60% of its average net assets. Expenses in excess of 1.60% are required to be reimbursed by the Kenilworth Fund's investment adviser, pursuant to its advisory agreement with the Kenilworth Fund. The Kenilworth Fund's advisory agreement, which contains the expense reimbursement agreement, is reviewed every year by the Kenilworth Fund's Board of Directors. The expense reimbursement clause cannot be terminated at will by the Kenilworth Fund's investment adviser.

Example: This example is intended to help you compare the cost of investing in the Kenilworth Fund or the AHA Fund currently with the cost of investing in the combined fund on a pro forma basis if the Transaction is approved and also to allow you to compare these costs with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that the Funds' operating expenses remain the same. This example is for illustration only; your actual costs may be higher or lower than the amounts shown.

---------------------------------------------------------------------------
           Time Period      AHA Fund    Kenilworth Fund    AHA Fund (Pro
                                                          Forma Combined)
---------------------------------------------------------------------------
1 year                       $ 140           $ 149             $ 137
---------------------------------------------------------------------------
3 years                      $ 437           $ 462             $ 428
---------------------------------------------------------------------------
5 years                      $ 755           $ 797             $ 739
---------------------------------------------------------------------------
10 years                    $ 1,657          $1,746           $1,624
---------------------------------------------------------------------------

Shareholder Rights

     The chart below describes some of the differences between your rights as a shareholder of the Kenilworth Fund and your rights as a shareholder of the AHA Fund. The Kenilworth Fund is organized as an Illinois corporation, and the AHA Fund is a series of the AHA Investment Funds, Inc., a Maryland corporation.

--------------------------- -------------------------------------- --------------------------------------
Category                    Kenilworth Fund                        AHA Fund (Surviving Fund)
--------------------------- -------------------------------------- --------------------------------------
1. Annual meetings          Held at principal office or as Board   No annual meetings required, unless
                            of Directors shall prescribe           required under the 1940 Act
--------------------------- -------------------------------------- --------------------------------------
2. Right to call meeting of Shall be called upon written request   Shall be called upon written request of
   shareholders             of shareholders holding a majority of  shareholders holding at least 25%
                            the outstanding shares                 of the outstanding shares
--------------------------- -------------------------------------- --------------------------------------
3.  Notice of meetings      Given to each shareholder entitled     Mailed to each shareholder entitled
                            to notice at least 10 days, but not    to vote at least 10 days, but not
                            more than 60 days, before the meeting  more than 90 days, before the meeting
                            (20 days' notice required for
                            certain special meetings)
--------------------------- -------------------------------------- --------------------------------------
4.  Record date of meetings Directors may close transfer book      Directors may close transfer book
                            not exceeding 60 days and not less     not exceeding 90 days and not less
                            than 10 days prior to the date of      than 10 days prior to the date of
                            such meeting                           such meeting
--------------------------- -------------------------------------- --------------------------------------
5.  Election of Directors   Majority of shares represented at      Plurality of all votes cast at
                            a meeting in person or by proxy        meeting at which a quorum is present
--------------------------- -------------------------------------- --------------------------------------
6. Removal of Directors by  Majority of shares represented at      May be removed from office by a vote
   Shareholders             meeting in person or by proxy,         of the shareholders holding a
                            provided however that the notice of    majority of the shares entitled to
                            meeting states that a purpose of the   vote
                            meeting is to vote upon the removal
                            of one or more named directors
--------------------------- -------------------------------------- --------------------------------------
7.  Appraisal Rights        Shareholders may dissent upon          Shareholders may not demand fair
                            written demand for payment prior to    value of shares and are bound by the
                            voting on the Transaction and          terms of the Transaction
                            shareholder votes against the
                            Transaction
--------------------------- -------------------------------------- --------------------------------------


Voting Information

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Kenilworth Fund in connection with the Meeting. Only shareholders of record at the close of business on December 4, 2002 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no instruction is given, the persons named as proxies will vote in favor of the proposed Transaction. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. For additional information, including a description of the shareholder vote required for approval of the Transaction, see "Information Relating to Voting Matters."

INFORMATION RELATING TO THE PROPOSED TRANSACTION

Agreement Between Advisers

     IPS and CCM Advisors entered into an Agreement Between Advisers dated November 20, 2002. Subject to certain conditions, CCM Advisors has agreed to pay IPS certain amounts described below in consideration for IPS taking all actions within its control necessary to facilitate the Transaction. This included recommending to the Kenilworth Fund Board that it approve the Transaction. Representatives of IPS also will supervise the mailing of proxy materials to shareholders. The Transaction will not close unless there is a simultaneous closing of the transactions contemplated by the Agreement Between Advisers.

     The Agreement Between Advisers calls for a staggered payment to be made by CCM Advisers to IPS for its assistance with respect to the Transaction. On the date of the closing of the Transaction, pursuant to the Agreement Between Advisers, CCM Advisors will pay to IPS 0.25% of the net assets of the Kenilworth Fund on such date. In years two through eight subsequent to the closing of the Transaction, pursuant to the Agreement Between Advisers, CCM Advisors will pay to IPS an amount equal to 0.25% of the average net assets of the Class A share class of the AHA Fund as of the anniversary of the closing that are attributable to shareholders of the A share class of the AHA Fund that were shareholders of the Kenilworth Fund on the date of closing (excluding any assets contributed by such shareholders to the AHA Fund after the date of closing). IPS and each of its officers also agree to certain nonsolicitation and nonnoncompete provisions in the Agreement Between Advisers during this time. CCM Advisors' ongoing obligation to pay IPS will have no effect upon Kenilworth Fund shareholders who remain AHA Fund shareholders. If a Kenilworth Fund shareholder who becomes an AHA Fund shareholder redeems his/her shares of the AHA Fund, the only effect of this will be to proportionately reduce CCM Advisors' yearly payment to IPS.

     IPS has examined the strategic alternatives available to it for the Kenilworth Fund and determined that CCM Advisors would be able to provide the high quality administrative, operational, and research support necessary to benefit the Kenilworth Fund's shareholders. While it is not addressed in the Agreement Between Advisers, one of IPS's employees who is an officer and director of the Kenilworth Fund is currently in employment discussions with CCM Advisors.

Description of the Plan of Reorganization

     AHA Investment Funds, on behalf of the AHA Fund, and the Kenilworth Fund have entered into the Plan of Reorganization, which provides that the AHA Fund is to acquire the assets and assume the liabilities of the Kenilworth Fund on the Closing date (expected to be December 31, 2002). The Plan of Reorganization sets forth the terms and conditions that will apply to the Transaction. The following description of the Plan of Reorganization is qualified in its entirety by reference to the actual Plan, the form of which is set forth as Appendix A.

     The Plan of Reorganization provides the details of the Transaction. In essence, the Transaction will have three steps:

o First, if the shareholders of the Kenilworth Fund approve the Transaction, the Kenilworth Fund will transfer all of its assets to the AHA Fund. In exchange, the Kenilworth Fund will receive the number of Class A shares of the AHA Fund (including fractional shares, if any) determined by dividing the net asset value of the Kenilworth Fund on the business day next preceding the closing of the Transaction (the "Valuation Date") by the net asset value of one Class A share of the AHA Fund on the Valuation Date. The AHA Fund will assume all of the Kenilworth Fund's liabilities.

o Second, the Kenilworth Fund will liquidate and distribute pro rata to its shareholders of record on the Valuation Date, the Class A shares of the AHA Fund received by the Kenilworth Fund from the AHA Fund. The AHA Fund, through its transfer agent, will open an account for each shareholder of the Kenilworth Fund, and will credit each such account with Class A shares of the AHA Fund having the same total value as the Kenilworth Fund shares that the shareholder owned on the date of the Transaction.

o Third, the Kenilworth Fund will subsequently dissolve pursuant to the provisions of the laws of the State of Illinois and de-register as an investment company under the 1940 Act.

     On the day of the Transaction, Kenilworth Fund shareholders will receive Class A shares of the AHA Fund, with the same total value as their shares of the Kenilworth Fund, and thus there will be no dilution of their interest.

     Transaction expenses, including (i) fees paid to governmental authorities for the registration of the Class A shares of the AHA Fund received by the Kenilworth Fund in the Transaction and all transfer agency costs related to those shares will be paid by AHA Investment Funds, and (ii) fees and expenses related to printing, mailing, photocopying, solicitation of proxies and tabulation of votes of the Kenilworth Fund shareholders will be paid by CCM
Advisors. All of the other expenses of the Transaction will be borne by the party incurring such expenses, except that all expenses of the Kenilworth Fund with respect to the Transaction will be paid by IPS, and all expenses of the AHA Fund (other than those set forth in the preceding sentence) will be paid by CCM Advisors. The consummation of the Transaction is subject to certain conditions set forth in the Plan of Reorganization, including those set forth below:

o Continuing accuracy of the representations and warranties in the Plan of Reorganization;
o The closing of the transactions contemplated by the Agreement Between Advisers simultaneously with the closing of the Transaction;
o Receipt of certain legal opinions described in the Plan of Reorganization, including an opinion as to the tax-free nature of the Transaction;
o The net assets of the Kenilworth Fund being no less than $4,000,000 on the day before the closing of the Transaction, unless waived by the Acquiring Fund; and
o Approval of the Plan of Reorganization by the required two-thirds vote of the shareholders of the Kenilworth Fund.

     The respective Boards of Directors of the AHA Investment Funds, on behalf of the AHA Fund, and the Kenilworth Fund may mutually agree to waive conditions, other than the requirement of shareholder approval, under the Plan of Reorganization at or prior to the Transaction date, if, in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the AHA Fund or the Kenilworth Fund. The Plan of Reorganization may be terminated by mutual agreement of the AHA Investment Funds and the Kenilworth Fund. In addition, either Fund may waive the other party's breach of a provision or failure to satisfy a condition of the Plan of Reorganization. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by January 31, 2003, the Plan of Reorganization will automatically terminate on that date unless the parties agree to a later date.

Board Considerations

     The Board of Directors of the Kenilworth Fund has determined that the Transaction is in the best interests of the Kenilworth Fund and its shareholders and has approved the Plan of Reorganization. In approving the Transaction, the Board considered the following factors, among others:

o Because the AHA Investment Funds have a large investment management business, the Board believes the Transaction can provide the Kenilworth Fund with the benefit of broader administration and portfolio management services and can provide you with the benefit of broader shareholder services. This includes the opportunity to exchange shares of the AHA Fund with shares of other mutual funds in the AHA family of funds;
o the fact that shareholder interests would not be diluted in the proposed Transaction;
o the fact that the AHA Fund's management fees (0.75% of net assets) are lower than the Kenilworth Fund's management fees (1.00% of net assets);
o the agreement of CCM Advisors to use its reasonable efforts for three years from the date of the Plan of Reorganization to maintain average total annual fund operating expenses in each fiscal year for the Class A shares of the AHA Fund (after giving effect to the Transaction) at or below 1.35% of the average net assets of the Class A shares of the AHA Fund, which is lower than the corresponding current level for the Kenilworth Fund (1.46% of net assets);
o the fact that (unlike the Kenilworth Fund), the AHA Fund Class A shares pay annual service fees of up to 0.25% under a plan adopted pursuant to Rule 12b-1 under the 1940 Act;
o the agreement of CCM Advisors to lower the voluntary expense reimbursement cap to 1.50% of the Fund's average daily net assets for each of the next three years, which is lower than the corresponding current level for the Kenilworth Fund (1.60% of net assets); and
o    the status of the Transaction as a tax-free reorganization.

     The Kenilworth Fund Board, which is comprised of five directors, only one of whom is not an "interested person" under the 1940 Act, also considered the fact that IPS will receive compensation if the Reorganization occurs, but the disinterested director approved the Plan of Reorganization, believing it to be in the best interests of the Fund's shareholders. The Board reviewed the differences between the operations of the Kenilworth Fund (which are limited by the requirements of Section 10(d) of the 1940 Act) and those of the AHA Fund, and concluded that those differences often should benefit Fund shareholders.

     At a meeting  held on November  20,  2002,  the Board of  Directors  of AHA
Investment  Funds  approved  the  Plan  of  Reorganization,   finding  that  the
Transaction is in the best interests of the AHA Fund and its shareholders.

     The Kenilworth Fund Board reviewed certain "due diligence" materials related to AHA Investment Funds and CCM Advisors. The Board was aware that CCM Advisors may receive additional management fees from the potential growth of the AHA Fund as a result of the Transaction, and that IPS benefits from the Transaction from payments by CCM Advisors under the Agreement Between Advisers (albeit at a rate equal to one-quarter of the advisory fees it otherwise would receive from Kenilworth Fund). After consideration of the factors and other relevant information, the Board unanimously approved the Plan of Reorganization and directed that it be submitted to shareholders for approval.

     THE BOARD OF DIRECTORS OF THE KENILWORTH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN OF REORGANIZATION AND THE TRANSACTION.

Capitalization

     The following table sets forth the unaudited capitalization of the AHA Fund's Class A shares, all classes of the AHA Fund and the Kenilworth Fund. It also sets forth the unaudited capitalization of the AHA Fund's Class A shares on a pro forma combined basis as of November 7, 2002, giving effect to the Transaction, and the unaudited capitalization of all classes of the AHA Fund on a pro forma combined basis as of November 7, 2002, giving effect to the
Transaction:


                                                                   AHA Fund         AHA Fund
                                                                   (Class A Shares) (All Classes)
                                                                   and Kenilworth   and
                                                                   Fund Pro         Kenilworth
                             AHA Fund   AHA Fund       Kenilworth  Forma            Fund Pro Forma
                             (Class A)  (All Classes)  Fund        Combined         Combined
Net Assets ($)                    0     71,314,601     7,077,341   7,077,341        78,391,942
Net Asset Value Per Share ($)     0     --             13.77       13.77            --
Shares Outstanding                0     6,026,890.58   514,124.56  514,124.56       6,541,015.14


     If the Transaction is consummated, the capitalization of each Fund is likely to be different at the Closing date as a result of daily share purchase and redemption activity.

Federal Income Tax Consequences

     The Transaction  will constitute a  "reorganization"  within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Neither Kenilworth Fund, the AHA Fund, nor their respective shareholders will recognize gain or loss for federal income tax purposes as a result of the Transaction. Following the Transaction, the AHA Fund will have the same federal tax basis in the assets of the Kenilworth Fund that the Kenilworth Fund had in those assets immediately prior to the Transaction. In addition, each shareholder of the Kenilworth Fund will have the same federal tax basis in the shares of the AHA Fund received in the Transaction that the shareholder had in his or her shares of the Kenilworth Fund immediately prior to the Transaction, and the shareholder's holding period for those AHA Fund shares will include his or her holding period for those Kenilworth Fund shares. It is not expected that Kenilworth Fund shareholders will incur any state or local tax liabilities as a result of the Transaction, but the Fund's shareholders should consult their tax advisors to make sure.

     AHA Investment Funds and the Kenilworth Fund have not sought a tax ruling from the Internal Revenue Service (the "IRS") regarding the foregoing, but are acting in reliance on an opinion of counsel. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

     The AHA Fund's utilization after the Transaction of any capital losses realized by the Kenilworth Fund could be subject to limitations in future years under the Code.

     Bell, Boyd & Lloyd LLC has delivered to the AHA Fund and the Kenilworth Fund an opinion, and the closing of the Transaction will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

o under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Kenilworth Fund or the shareholders of the Kenilworth Fund as a result of the Transaction;
o under Section 358 of the Code, the tax basis of the AHA Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your AHA Fund shares;
o under Section 1223(1) of the Code, your holding period for the AHA Fund shares you receive will include the holding period for your Kenilworth Fund shares if you hold your shares as a capital asset;
o under Section 1032 of the Code, no gain or loss will be recognized by the AHA Fund as a result of the Transaction;
o under Section 362(b) of the Code, the AHA Fund's tax basis in the assets that the AHA Fund receives from the Kenilworth Fund will be the same as the Kenilworth Fund's basis in such assets; and
o under Section 1223(2) of the Code, the AHA Fund's holding period in such assets will include the Kenilworth Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual assumptions made with respect to each Fund or the Transaction. The opinion is not a guarantee that the tax consequences of the Transaction will be as described above.

INFORMATION RELATING TO VOTING MATTERS

General Information

     The Board of Directors of the Kenilworth Fund is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers of the Kenilworth Fund may also solicit proxies by telephone, telegraph, or personal interview. AHA Investment Funds will bear all costs of the proxy solicitation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Kenilworth Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

     Only shareholders of the Kenilworth Fund of record at the close of business on December 4, 2002 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 513,027.988 shares of the Kenilworth Fund. Each share or fractional share is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it "For," "Against" or "Abstain," the persons named as proxies will vote it FOR the Plan of Reorganization. For information on adjournments of the Meeting, see "Quorum" below.

Shareholder Approval

     The Plan of Reorganization and the transactions contemplated by it are being submitted for approval at the Meeting in accordance with the provisions of the charter and bylaws of the Kenilworth Fund. Under Illinois law, the Transaction must be approved by two-thirds of the outstanding shares of common stock.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on the Transaction, abstentions and broker non-votes will have the same effect as votes cast against the proposal.

     As of December 4, 2002, the following persons owned beneficially 5% or more of the shares of the Kenilworth Fund:

--------------------------------------- ----------------------------------
                                        Percentage of Outstanding
Shareholder                             Shares Owned Beneficially
--------------------------------------- ----------------------------------
Shirley J. Lindsay(1)                   23.34%
P.O. Box 7127
Indian Lake Estate, FL
--------------------------------------- ----------------------------------
B.P. Pai(2)                             17.71%
324 Sheridan Road
Kenilworth, IL
--------------------------------------- ----------------------------------

(1)  The 5% owners of record where Shirley Lindsay is the beneficial  owner are:
     Marjorie Lindsay Remainder Trust (8.39%) and the Shirley Lindsay Trust (10.51%). The address for both trusts is: P.O. Box 7127, Indian Lake Estate, FL.

(2)  The 5%  owners  of record  where  B.P.  Pai is the  beneficial  owner  are:
     Institutional Portfolio Services, Ltd., 21 S. Clark Street, Suite 2594, Chicago, IL (6.78%), and B.P. Pai and Mohini Pai Trustees for the benefit of B.P. Pai Revocable Trust dated September 19, 1998 (5.24%).

     As of December 4, 2002, the following persons owned of record 5% or more of the shares of the noted class of the AHA Fund:

                                                Percentage of Outstanding Shares
Shareholder                         Class      Owned of Record and Beneficially
----------------------------        -------    ---------------------------------
Laughlin Memorial Hospital
1420 Tusculum Blvd.                    I                    23.31%
Greeneville, TN  37745

Grande Ronde
900 Sunset Dr.                         I                    11.09%
LaGrande, OR  97850

Baptist Health Care Corporation
1000 W. Moreno St.                     I                    8.27%
Pensacola, FL  32522

Lewistown Hospital
400 Highland Ave.                      I                    8.26%
Lewistown, PA  17044

Lee Hospital
320 Main St.                           I                    5.55%
Johnstown, PA  15901

Flathead Asset Replacement
Northwest Healthcare                   I                    5.03%
325 Claremont St.
Kalispell, MT  59901-3576


     As of December 4, 2002, the directors and officers of the Kenilworth Fund, as a group, owned 28.80% of the outstanding shares of the Fund.

     As of December 4, 2002, the directors and officers of the AHA Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

     As of December 4, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the Kenilworth Fund or of the shares of the AHA Fund would own the following percentage of the shares of the AHA Fund upon consummation of the Transaction:


                                                                             Percentage of
                                                                          Outstanding Shares
                                                  Percentage of               Owned Upon
                                         Class I Owned Upon Consummation     Consummation
Shareholder                       Class         of the Transaction        of the Transaction
---------------------------     -------  -------------------------------  ------------------
Laughlin Memorial Hospital
1420 Tusculum Blvd.                  I                23.31%                    21.21%
Greeneville, TN  37745

Grande Ronde
900 Sunset Dr.                       I                11.09%                    10.09%
LaGrande, OR  97850

Baptist Health Care Corporation
1000 W. Moreno St.                   I                8.27%                      7.53%
Pensacola, FL  32522

Lewistown Hospital
400 Highland Ave.                    I                8.26%                      7.52%
Lewistown, PA  17044

Lee Hospital
320 Main St.                         I                5.55%                      5.03%
Johnstown, PA  15901

Flathead Asset Replacement
Northwest Healthcare                 I                5.03%                      4.58%
325 Claremont St.
Kalispell, MT  59901-3576




                                                                      Percentage of
                                                                    Outstanding Shares
                                   Percentage of Class A Owned      Owned Beneficially
                                  Beneficially Upon Consummation     Upon Consummation
Shareholder               Class         of the Transaction          of the Transaction
------------              -----   ------------------------------   --------------------
Shirley J. Lindsay(1)        A                23.34%                       2.09%
P.O. Box 7127
Indian Lake Estate, FL

B.P. Pai(2)                  A                17.71%                       1.59%
324 Sheridan Road
Kenilworth, IL

(1) The 5% owners of record where Shirley Lindsay is the beneficial owner and the percentage of Class A shares and the percentage of the outstanding shares of the AHA Fund, respectively, each would own upon consummation of the Transaction would be: Marjorie Lindsay Remainder Trust (8.39% and 0.75%) and the Shirley Lindsay Trust (10.51% and 0.94%). The address for both trusts is: P.O. Box 7127, Indian Lake Estate, FL.
(2) The 5% owners of record where B.P. Pai is the beneficial owner and the percentage of Class A shares and the percentage of the outstanding shares of the AHA Fund, respectively, each would own upon consummation of the Transaction would be: Institutional Portfolio Services, Ltd., 21 S. Clark Street, Suite 2594, Chicago, IL (6.78% and 0.61%), and B.P. Pai and Mohini Pai Trustees for the benefit of B.P. Pai Revocable Trust dated September 19, 1998 (5.24% and 0.47%).

Quorum; Adjournment

     A quorum is constituted by a majority of the outstanding shares of stock entitled to vote at the Meeting, present in person or represented by proxy. In the event that a quorum is not present at the Meeting, no business shall be transacted except that the shareholders present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting until a quorum is present. In the event that a quorum is present at the Meeting, the holders of the majority of the shares issued and outstanding and entitled to vote at the meeting who are present in person or by proxy may act upon all matters properly before the meeting, and also may adjourn the meeting to any specific time. The persons named as proxies will vote in favor of such adjournments if they determine that adjournment and additional solicitation is reasonable and in the best interest of shareholders of the Kenilworth Fund. Abstentions and broker non-votes have no effect on the outcome of a vote on adjournment.

Annual Meetings

     The Kenilworth Fund holds annual meetings of shareholders for the election of directors and the transaction of general business. Special meetings of shareholders may be called upon the written request of holders of a majority of the shares issued and outstanding and entitled to vote. In the event that at any time less than a majority of the directors were elected by the shareholders, a special meeting of shareholders will be held for the purpose of electing directors. If the Transaction is approved by Kenilworth Fund shareholders, the Fund will be dissolved and will no longer hold annual meetings.

     The AHA Investment Funds does not hold annual or regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the AHA Investment Funds must be received by the AHA Investment Funds in writing a reasonable time before the AHA Investment Funds solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. The Kenilworth Fund held an annual meeting in 2002 and disclosed in its proxy statement for that meeting that proposals for the 2003 annual meeting needed to be received by November 15, 2002. Kenilworth Fund shareholders wishing to have a written proposal considered at the special meeting should mail the proposal so that it is received a reasonable time before the meeting. Shareholder proposals should be sent to the Kenilworth Fund or the AHA Fund, care of the AHA Investment Funds, as applicable, at the address listed on the cover of this Prospectus/Proxy Statement to the attention of the Secretary. Shareholders wishing to present oral proposals at the meeting should contact the Chairman of the meeting. Submission of a proposal does not necessarily mean that it will be considered.

ADVISORS, ADMINISTRATOR, INVESTMENT MANAGERS AND DISTRIBUTOR

     The address of the AHA Fund's investment advisor and administrator, CCM Advisors, LLC is 190 South LaSalle Street, Suite 2800, Chicago, Illinois. The address of the Kenilworth Fund's investment advisor, Institutional Portfolio Services, Ltd., is 21 South Clark Street, Suite 2594, Chicago, Illinois 60603. Information as to the experience of CCM Advisors and IPS and the services each provides to the AHA Fund and the Kenilworth Fund, respectively, is contained in their enclosed prospectuses, which are incorporated herein. Information as to the portfolio managers, including their recent business experience, is contained in the enclosed prospectus for the AHA Fund, which is incorporated herein. The address of the AHA Fund's current Investment Managers is as follows:

Cambiar Investors, Inc.
2401 East Second Avenue, Suite 400
Denver, Colorado 80206

Freeman Associates Investment Management LLC
16236 San Dieguito Road, Suite 2-20
Rancho Santa Fe, California 92067

The address of the AHA Fund's distributor, Quasar Distributors, LLC, is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Kenilworth Fund is a self-distributed fund. Please see the enclosed prospectus of the AHA Fund for more information on its investment adviser, Investment Managers and distributor.

CCM Advisors serves as the administrator to the AHA Fund and the Portfolios pursuant to a separate Administration Agreement with the AHA Investment Funds and the Master Fund and in that capacity has overall responsibility, subject to the ongoing supervision of the AHA Investment Funds' Board of Directors and the Master Fund's Board of Trustees, respectively, for all aspects of administration and operation of the Fund and Portfolio. CCM Advisors has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") on behalf of the AHA Investment Funds and the Master Fund. U.S. Bancorp has agreed to prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC and prepare various materials required by any state securities commission having jurisdiction over the AHA Investment Funds and the Master Fund.

OTHER BUSINESS

     The Board of Directors of the Kenilworth Fund knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

FINANCIAL HIGHLIGHTS

     Please see the enclosed Annual Report dated June 30, 2002 for the financial highlights of the AHA Fund. The Annual Report is incorporated herein by reference.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Kenilworth Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-312-236-5388.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  By order of the Board of Directors,


                                  Savitri P. Pai
                                  ----------------------------------------
                                  Secretary

Dated:  December 9, 2002




A-1

                                   Appendix A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 20, 2002, is by and among AHA Investment Funds, Inc., a Maryland corporation ("AHA Funds"), on behalf of AHA Diversified Equity Fund (the "Acquiring Fund") and Kenilworth Fund, Inc., an Illinois corporation ("Acquired Fund") and, solely for the purposes of paragraph 9.2 hereof, each of CCM Advisors LLC, a Delaware limited liability company ("CCM Advisors"), and Institutional Portfolio Services, Ltd., an Illinois corporation ("IPS"). (Acquiring Fund and Acquired Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by AHA Funds.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2 ("Assets");

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations as defined in paragraph 1.3 ("Liabilities") on the Closing Date (as defined in paragraph 1.2 hereof); and

          (c) In exchange for the Assets, the Acquiring Fund (i) will assume the Liabilities as set forth in subparagraph (b) above, and (ii) will issue and deliver to the Acquired Fund the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 Assets shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Acquired Fund agrees to use its reasonable best efforts to discharge all its known Liabilities before the Closing Date.

     1.4 As provided in paragraph 3.4, as promptly as possible after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. The date on which such liquidation and distribution occurs shall be the "Liquidation Date." Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.5 As promptly as possible after the Liquidation Date, the Acquired Fund shall dissolve pursuant to the provisions of the laws of the State of Illinois, and de-register as an investment company under the Investment Company Act of 1940 (the "1940 Act") and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, dissolution and de-registration.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund, and the Acquired Fund shall not dissolve until such responsibilities have been concluded.

     1.7 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined in paragraph 4.1(q)) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.   VALUATION.

     2.1 For the purpose of article 1, the value of Assets shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the then current prospectus or statement of additional information for Class A shares of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"). Such value shall be calculated in the sole discretion of the Acquiring Fund, and the result shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on December 30, 2002, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Acquiring Fund's offices, 190 South LaSalle Street, Suite 2800, Chicago, IL 60603, or at such other time and/or place as the parties may agree.

     3.2 Unless alternative arrangements acceptable to the Acquiring Fund have been made, no later than eight business days prior to the Valuation Date, the portfolio securities of the Acquired Fund shall be delivered by the Acquired Fund to a Chicago-based broker (the "Broker") to be credited to an account (the "Account") in the name of the Acquired Fund with the Broker. Access to the securities held in such Account shall be granted by the Acquired Fund to U.S. Bank, N.A., as custodian for the Acquiring Fund (the "Custodian"), to permit examination of the Acquired Fund's portfolio securities no later than five business days preceding the Valuation Date. On the same date, the Acquired Fund shall deliver to the Acquiring Fund an accurate statement of the cash held by the Acquired Fund and shall provide an updated statement to the Acquiring Fund as of the close of business each day up to and including the Valuation Date. On the Closing Date, the Acquired Fund shall (i) deliver all of the Acquired Fund's cash and (ii) provide appropriate instructions to the Broker to deliver the portfolio securities of the Acquired Fund, to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of a wire transfer of same day available funds, payable to the order of "U.S. Bank, N.A., custodian for AHA Investment Funds, Inc." Acquiring Fund shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period for federal income tax purposes, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Acquired Fund's books immediately before the Closing.

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Acquired Fund or the AHA Funds upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Fund. The AHA Funds will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the AHA Funds will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.4. In connection with the crediting of the Acquisition Shares to accounts of Acquired Fund Shareholders and for all subsequent purchases of Class A shares of the Acquiring Fund by any such Acquired Fund Shareholder or any member of his or her immediate family, the Acquiring Fund agrees to waive any and all sales loads which would otherwise be applicable to purchases of Class A shares of the Acquiring Fund by such Acquired Fund Shareholder as long as an open account in the Class A shares of the Acquiring Fund is maintained by such Acquired Fund Shareholder. For purposes of this paragraph 3.4, a "member of the immediate family" of a person means any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister of that person, and includes step and adoptive relationships.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the AHA Funds on behalf of the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The Acquired Fund is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Acquired Fund has no contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due. Prior to the Closing Date, the Acquired Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2002, whether or not incurred in the ordinary course of business;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or Assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby; (f) Acquired Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended
               December 31, 2001, of the Acquired Fund, audited by Grant Thornton LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles, and the Acquired Fund has no liabilities of a material amount, contingent or otherwise, other than those disclosed on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

          (h) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and no assessment has been asserted with respect to such returns and, to the best of Acquired Fund's knowledge, no such return is currently under audit;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. The Acquired Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (k) The authorized capital of the Acquired Fund consists of 10,000,000 shares of capital stock. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Acquired Fund, and, upon approval thereof by the required two-thirds of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to article 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4;

          (o) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which term used herein shall include the laws of the District of Columbia and of Puerto
               Rico);

          (q) At the Closing Date, the Acquired Fund will have good and marketable title to the Assets and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1 (g) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date. In accordance with paragraph 3.2 hereof, the Acquired Fund will inform the Acquiring Fund of any such changes no later than five business days prior to the Valuation Date;

          (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as it has been advised by the Acquiring Fund pursuant to paragraph 5.5 to be necessary to assure that, after giving effect to the acquisition of the Assets pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other fundamental and non-fundamental investment restrictions as are set forth in the Acquiring Fund Prospectus, previously delivered to the Acquired Fund; and

          (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The AHA Funds, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The AHA Funds is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

          (b) The AHA Funds is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Charter of the AHA Funds and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The AHA Funds is not in violation in any material respect of any provisions of its Charter or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the AHA Funds is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2002, of the Acquiring Fund, audited by either Arthur Andersen LLP or Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

          (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (j) For each fiscal year of its operation including the current taxable year, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

          (k) The authorized capital of AHA Funds consists of 700,000,000 shares. The authorized capital of the Acquiring Fund consists of 50,000,000 shares, and the authorized capital of the Acquiring Fund's Class A shares consists of 12,500,000 shares. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the AHA Funds, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

          (1) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AHA Funds, and this Agreement constitutes the valid and binding obligation of the AHA Funds and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the AHA Funds, and no shareholder of the AHA Funds will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     4.3 As used in this Agreement, an event, asset or other item identified as "material" means an event, asset or other item that is or is reasonably expected to be material to the business, assets, prospects, property, condition, financial position, results of operations or liabilities of the Assets or the Acquired Fund.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The AHA Funds, on behalf of the Acquiring Fund, and the Acquired Fund each hereby covenants and agrees with the other as follows:

     5.1 Except as required by paragraph 5.5. hereof, the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and shareholder purchases and redemptions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will assist in the preparation of a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the AHA Funds will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information furnished by the Acquired Fund for use in the Registration Statement and the information furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects as of the effectiveness thereof and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will use its reasonable best efforts to advise the Acquired Fund promptly if at any time prior to the Closing Date the Assets include any securities which the Acquiring Fund is not permitted to acquire. At the Closing Date, the Acquired Fund will have sold such of its Assets, if any, as advised by the Acquiring Fund to be necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with its fundamental and non-fundamental investment restrictions as set forth in the Acquiring Fund Prospectus previously delivered to the Acquired Fund.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.8 The Acquired Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the AHA Funds at the Closing, provided that the Acquired Fund may retain copies of records necessary for it to make the filings contemplated by paragraph
          1.6 hereof.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the AHA Funds and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The AHA Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the AHA Funds on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the AHA Funds and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received an opinion of Bell, Boyd & Lloyd LLC, counsel to the AHA Funds, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect; provided, however, that Bell, Boyd & Lloyd LLC, in rendering such opinion, may rely as to all matters of Maryland law on the opinion of Hogan & Hartson LLP, special counsel to the AHA Funds:

          (a) The AHA Funds is validly existing as a corporation under the laws of the State of Maryland and has the corporate power to conduct the business as described in its Charter, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the AHA Funds, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The Acquiring Fund has the corporate power to assume the Liabilities and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed the Liabilities;

          (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders, when issued in accordance with this Agreement and in an amount not to exceed the authorized but unissued shares of the Acquiring Fund set forth in its Charter, will be duly authorized and upon such transfer and delivery will be validly issued, fully paid and nonassessable Class A shares in the Acquiring Fund, and upon issuance in accordance with this Agreement, the Acquisition Shares will have the preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund set forth in its Charter, and no shareholder of the Acquiring Fund has any statutory preemptive right under the General Corporation Law of the State of Maryland ("MGCL") or any right under the Charter of subscription in respect thereof;

          (e) The execution and delivery of this Agreement did not, and the performance by the AHA Funds and the Acquiring Fund of their respective obligations hereunder will not, violate the MGCL, the AHA Fund's Charter or By-laws, or any provision of any agreement known to such counsel to which the AHA Funds or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the AHA Funds or the Acquiring Fund is a party or by which either of them is bound;

          (f) To the knowledge of such counsel, (i) the Registration Statement has been declared effective by the Securities and Exchange Commission, (ii) no stop order under the 1933 Act pertaining thereto has been issued, and (iii) all regulatory consents, approvals, authorizations or orders required for the consummation by the AHA Funds or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws, have been obtained;

          (g) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the AHA Funds or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date that are required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

          (h) The AHA Funds is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act; and

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the AHA Funds or the Acquiring Fund or any of their properties or assets and neither the AHA Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the AHA Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the AHA Funds a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AHA Funds and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The AHA Funds shall have received a favorable opinion of Steven L. Kroll, counsel to the Acquired Fund, dated the Closing Date and in a form satisfactory to the AHA Funds, to the following effect:

          (a) The Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Illinois and has power to own all of its properties and assets and to carry on its business as presently conducted;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the AHA Funds on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred the Assets to the Acquiring Fund;

          (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund's Charter or By-laws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

          (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date that are required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described as required;

          (g) The Acquired Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act; and

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's net investment company taxable income for its taxable years ending on or after the end of the most recent taxable year before the taxable year that ends on the Closing Date, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after ending on or after the end of the most recent taxable year before the taxable year that ends on the Closing Date, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, identifying all of the Assets held on behalf of the Acquired Fund as of the Valuation Date.

     7.6  The value of the Assets (as  calculated in accordance  with  paragraph
          2.1 hereof) of the Acquired Fund as of the Valuation Date shall be no less than $4,000,000; provided, however, that the Acquiring Fund may waive this condition in its sole discretion.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Acquired Fund and the AHA Funds, on behalf of the Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of two-thirds of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the AHA Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 Each party shall have received an opinion of Bell, Boyd & Lloyd LLC, addressed to and in form and substance reasonably satisfactory to it, substantially to the effect that, for federal income tax purposes:

          (a) The acquisition by the Acquiring Fund of the Assets in exchange for the Acquiring Fund's assumption of the Liabilities and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in article 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
               Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption of the Liabilities by the Acquiring Fund or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in article 1 hereof;

          (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for the assumption of Liabilities and issuance of the Acquisition Shares as contemplated in article 1 hereof;

          (d) The tax basis of the Assets will be the same as the tax basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the Assets in the hands of the Acquiring Fund will include the period during which the Assets were held by the Acquired Fund;

          (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

          (f) The tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

          (g) The holding period of the Acquisition Shares to be received by the Acquired Fund Shareholders will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as capital assets on the date of the exchange; and

          (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement, other than paragraph 8.1, may be waived by the Board of Directors of the Acquired Fund and the Board of Directors of the AHA Funds if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

     8.7 The closing under the Agreement Between Advisers by and between CCM Advisors, LLC ("CCM Advisors") and IPS dated as of November 20, 2002 shall have occurred simultaneously with the Closing.

9.   BROKERAGE FEES AND EXPENSES.

     9.1 The Acquired Fund and the AHA Funds, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to the drafting and filing of the proxy and calling and conducting the meeting of the Acquired Fund shareholders, including fees and expenses related to printing, mailing, photocopying, solicitation of proxies and tabulation of votes of Acquired Fund shareholders, shall be borne by CCM Advisors. All of the other expenses of the transactions contemplated by this Agreement shall be the expenses of the party incurring such expenses, except that all expenses of the Acquired Fund with respect to the transactions contemplated by this Agreement will be paid by its investment adviser, IPS, and all expenses of the Acquiring Fund with respect to the transactions contemplated by this Agreement other than those set forth in the first sentence of this paragraph 9.2 shall be borne by CCM Advisors.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Fund and the AHA Funds, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.4, 1.5, 1.6 and 1.7.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the AHA Funds and the Acquired Fund. In addition, either the AHA Funds or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          (d) The Agreement Between Advisers by and between CCM Advisors, LLC and Institutional Portfolio Services, Ltd. dated as of November 20, 2002 shall not have been executed and delivered at Closing.

               If the transactions contemplated by this Agreement have not been substantially completed by January 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the AHA Funds and the Acquired Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the AHA Funds on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to

         AHA Funds:

                  AHA Investment Funds, Inc.
                  Attn:  Douglas D. Peabody
                  190 S. LaSalle Street
                  Suite 2800
                  Chicago, IL  60603

         Acquired Fund:

                  Kenilworth Fund, Inc.
                  Savitri P. Pai, Secretary
                  21 S. Clark Street, Suite 2594
                  Chicago, Illinois  60603

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Illinois, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


            AHA Investment Funds, Inc. on behalf of AHA Diversified Equity Fund

            By:
               ----------------------------------------------------------

            Name:
                 --------------------------------------------------------

            Title:
                  -------------------------------------------------------
ATTEST:

Name:
     ---------------------------------------

Title:
      --------------------------------------

            Kenilworth Fund, Inc.

            By:
               ----------------------------------------------------------

            Name:
                 --------------------------------------------------------

            Title:
                  -------------------------------------------------------

ATTEST:

Name:
     ---------------------------------------

Title:
      --------------------------------------

               Solely for purposes of paragraph 9.2 of this Agreement:

                                CCM Advisors, LLC

                                By: _______________________________
                                Name: ______________________________
                                Title: ________________________________

ATTEST:

Name:
     ---------------------------------------

Title:
      --------------------------------------

               Solely for purposes of paragraph 9.2 of this Agreement:

                                Institutional Portfolio Services, Ltd.

                                By: _____________________________________
                                Name: ___________________________________
                                Title: ____________________________________

ATTEST:

Name:
     ---------------------------------------

Title:
      --------------------------------------


                           AHA DIVERSIFIED EQUITY FUND
                                    FORM N-14
                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                               December 9, 2002

This Statement of Additional Information (the "SAI") is available to shareholders of the Kenilworth Fund, Inc. ("Kenilworth Fund") in connection with a proposed transaction in which the AHA Diversified Equity Fund (the "AHA Fund"), a series of the AHA Investment Funds, Inc. ("AHA Investment Funds") will acquire all the assets and assume all the liabilities of the Kenilworth Fund in exchange for Class A shares of the AHA Fund (the "Transaction").

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated December 9, 2002 (the "Prospectus/Proxy Statement") which relates to the Transaction.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the AHA Fund at 190 South LaSalle Street, Suite 2800, Chicago, IL 60603, or by calling 1-800-445-1341.


                                Table of Contents

I.       Additional Information about the AHA Fund                            2
II.      Financial Statements                                                 2


I.   Additional Information about the AHA Fund

Attached hereto as Appendix A is the Statement of Additional Information for the AHA Fund dated November 1, 2002.

II.  Financial Statements

This SAI is accompanied by the Semi-Annual Report for the six months ended June 30, 2002, and the Annual Report for the year ended December 31, 2001, of the Kenilworth Fund, which reports contain historical financial information regarding the Kenilworth Fund. This SAI is accompanied by the Annual Report for the fiscal year ended June 30, 2002 of the AHA Investment Funds, which report contains historical financial information regarding the AHA Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

                                   APPENDIX A

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES





                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2002





                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                  800-445-1341


AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund (each, a "Fund," together, the "Funds") are series of AHA Investment Funds, Inc. (the "AHA Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated November 1, 2002 and any supplement to the prospectus. The Funds' financial statements for the fiscal year ended June 30, 2002, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds' annual report to shareholders. A copy of the Funds' annual reports must accompany delivery of this Statement of Additional Information. You may obtain a copy of the prospectus without charge by calling (800) 445-1341 by writing to AHA Funds or via the internet at www.ahafunds.org.



                                TABLE OF CONTENTS
                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT STRATEGIES..........................................................1

INVESTMENT RESTRICTIONS.......................................................13

CONTROL PERSONS/PRINCIPAL SHAREHOLDERS........................................23

INVESTMENT MANAGEMENT.........................................................25

DISTRIBUTOR...................................................................31

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................................31

CODE OF ETHICS................................................................32

PORTFOLIO TRANSACTIONS........................................................33

PORTFOLIO TURNOVER............................................................35

DETERMINATION OF NET ASSET VALUE..............................................36

PERFORMANCE INFORMATION.......................................................37

PURCHASES AND REDEMPTIONS OF SHARES...........................................42

ANTI-MONEY LAUNDERING COMPLIANCE..............................................42

SHARES........................................................................43

THE PROGRAM...................................................................44

TAXES.........................................................................45

MASTER/FEEDER STRUCTURE.......................................................46

OTHER INFORMATION.............................................................48

APPENDIX ....................................................................A-1


                                       i

                         GENERAL INFORMATION AND HISTORY

The AHA Funds is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and currently is comprised of seven funds, six of which (each, a "Fund," and collectively the "Funds"), are covered in this Statement of Additional Information ("SAI"). The AHA U.S. Government Money Market Fund is offered through a separate prospectus and SAI.

Each Fund invests substantially all of its assets in a separate portfolio of the CCM Advisors Funds (the "Master Fund"), a corresponding registered, diversified open-end management investment company consisting of multiple portfolios, six of which have the same investment objective as a corresponding Fund (each a "Portfolio," collectively the "Portfolios"). The Master Fund was organized on December 27, 2000 as a business trust under the laws of the State of Delaware.


                              INVESTMENT STRATEGIES

The Portfolios use various investment techniques to achieve their investment objectives. By investing in the Portfolios, the Funds will have an indirect investment interest in some or all of the types of securities described below.

Short Term Investments

Each of the Portfolios may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.

It is currently anticipated that the short-term investments in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) will be limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. See "Foreign Securities." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

                                       1


It is anticipated that commercial paper constituting the short-term investments must be rated within the two highest grades by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or AA by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by a Portfolio upon the approval of the Master Fund's Board of Trustees. Information concerning securities ratings is found in the Appendix.


Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio. The borrower may prepay up to the full amount of the note without penalty. These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is generally not contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. See "Restricted and Illiquid Securities." No Portfolio intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

Repurchase Agreements. The Portfolios may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Portfolio of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Portfolio's custodian in a segregated account on behalf of a Portfolio, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to

                                       2

liquidate such collateral. However, the exercise of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is anticipated that each Portfolio, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements. These agreements, in which a Portfolio would sell the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio would be adversely affected as compared to its income and net assets absent the transaction. No Portfolio intends to enter into reverse repurchase agreements during the next year.

Types of Debt Securities


The debt obligations in which the Portfolios may invest are subject to certain quality limitations and other restrictions. Permissible investments may include money market instruments and other types of obligations. See "Short-Term Investments" and "Convertible Securities." Debt obligations are subject to various risks as described in the Funds' prospectus. In addition, interestholders should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels cause fluctuations in the prices of debt obligations and may, therefore, cause fluctuations in net asset values per share of the Portfolios and the Funds.


Applicable quality limitations of the Portfolios, as described in the Funds' prospectus, may require that debt securities purchased by the Limited Maturity Fixed Income Master Portfolio and the Diversified Equity Master Portfolio be rated at the time of purchase "A" or higher by S&P or Moody's or, if unrated, be of comparable quality as determined by the Investment Manager and that such securities purchased by the Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio be rated at the time of purchase "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, be of comparable quality as determined by the Investment Manager. Although unrated securities eligible for purchase by the Portfolios must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Subsequent to the purchase of a debt security by a Portfolio, the ratings or credit quality of a debt security may deteriorate. A Portfolio is not required to sell a security if its credit quality or rating deteriorates after its purchase. However, the Investment Managers of the Portfolios will

                                       3

evaluate and monitor the quality of all investments, including bonds rated lower than BBB or Baa, and will dispose of investments that have deteriorated in their creditworthiness or ratings if the Investment Manager determines such action is necessary to assure that a Portfolio's overall investments are constituted in a manner consistent with its investment objective.

The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' Investment Managers to accurately value such obligations and the Portfolios' assets, and may also adversely impact the Portfolios' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.


Government Securities. Government securities include obligations issued by the U.S. Government, such as U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Government Securities also include obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, such as obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee or U.S. Treasury backing.


Zero Coupon Securities. Debt securities purchased by the Portfolios may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio will invest more than 5% of its assets in zero coupon securities during the next year.

Variable Rate Securities. Debt obligations purchased by the Portfolios may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio that holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit

                                       4

of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

Mortgage-Backed Securities. The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios may invest include collateralized mortgage obligations ("CMOs") and REMIC interests. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Portfolio may not exceed 10% of the value of the Portfolio's total assets, and the securities of any one such issuer purchased by a Portfolio may not exceed 5% of the value of the Portfolio's total assets.

The Portfolios may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio must be reinvested in other securities. As a result, prepayments in excess of those anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

                                       5

Asset-Backed Securities. Each of the Portfolios may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Types of Equity Securities

The Balanced Equity Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and the International Core Equity Portfolio may purchase equity securities, including common and preferred and convertible preferred stocks and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those that determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. See "Investment Restrictions."

Convertible Securities. The Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and International Core Equity Portfolio may purchase securities of this type, including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying

                                       6

security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values. However, there is no assurance that any premium above investment value or conversion value will be recovered because price changes and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Types of Foreign Securities


Each Portfolio (with the exception of the International Core Equity Master Portfolio which may invest up to 100% of its total assets in securities of non-U.S. companies) may invest up to 10% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Portfolio may also invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's total assets at the time of purchase.

Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios may also utilize forward foreign currency contracts. See "Derivative Instruments - Forward Foreign Currency Contract."

Foreign securities may also be affected by changes in exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.


Derivative Instruments

In pursuing its investment objectives, each Portfolio may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

                                       7

Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise and skill and judgment of the Investment Manager, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying securities unless the option expired without exercise. As the writer of a covered call option, a Portfolio foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

Options On Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where the Investment Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Portfolio), a Portfolio may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates

                                       8

do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, or liquid assets in a segregated account with the custodian.

Each Portfolio also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Foreign Currency Contracts. The Portfolios may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such

                                       9

transactions do not involve commissions. By entering into a foreign contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received
("transaction hedging"), or during the time the Portfolio holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged security should rise. The Portfolios will not speculate in foreign currency contracts. If a Portfolio enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the amount of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's commitments with respect to such contracts. A Portfolio will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its Investment Managers. The Portfolios will not enter into forward contracts for terms of more than one year.

Each Portfolio also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios have no intention to do so during the next year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.


Securities Loans. A Portfolio may from time to time lend U.S. securities that it holds to brokers, dealers and financial institutions. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolio will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Portfolio also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the Portfolio. A Portfolio will not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if the Master Fund's Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Portfolio receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.)

                                       10

Each Portfolio intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but a Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, a Portfolio will make loans of securities only to firms CCM Advisors, LLC, the Portfolios' investment adviser, deems creditworthy.

The Portfolio receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. A Portfolio may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Master Fund's Board of Trustees determines that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate CCM Advisors or an Investment Manager or any affiliated person of the Portfolio or an affiliated person of CCM Advisors or an Investment Manager. The terms of a Portfolio's loans must meet applicable tests under the Internal Revenue Code and permit the Portfolio to reacquire the loaned securities on five days' written notice or in time to vote on any important matter. Each Portfolio may lend foreign securities consistent with the foregoing requirements, but no Portfolio has any intention to do so in the forseeable future.


Restricted and Illiquid Securities. Each Portfolio may invest up to 10% of the value of its net assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the 1933 Act. Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios do not intend to engage in underwriting activities, except to the extent a Portfolio may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. It is expected that restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Portfolio's anticipated policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

Real Estate Investment Trusts (REITs). The Portfolios may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT.

                                       11


REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

When-Issued Purchases and Forward Commitments (Delayed-Delivery). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Portfolio to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Portfolios to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the Portfolio's custodian will segregate on the books of the Portfolio the liquid assets of the Portfolio. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the Portfolio's commitments. Because a Portfolio's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Managers expect that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Portfolio's total assets absent unusual market conditions.

A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss for Federal income tax purposes.


When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities, A Portfolio does not earn interest on the securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

                                       12

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

In addition to the investment restrictions stated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies of each Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.

1. The Funds may not issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.


                                       13

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

Non-Fundamental Restrictions


The Funds have also adopted the following additional investment restrictions. These restrictions are not fundamental and may be changed by the Fund's Board of Directors (the "Board of Directors") without shareholder approval.


1. The Funds may not purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Fund's total assets would be invested in securities that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. The Funds may not invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Each Fund will invest, under normal circumstances, at least 80% of the value of its net assets in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

4. Each Fund shall not purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

                                       14

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

The fundamental and non-fundamental investment restrictions of each Portfolio follow:

Fundamental Restrictions

The investment restrictions listed below have been adopted as fundamental policies of each Portfolio, and may not be changed without a majority of the outstanding voting securities of that Portfolio.

No Portfolio may:

1. Industry Concentration. No Portfolio will purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the Investment Company Act of 1940, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Diversification. No Portfolio will purchase any security, other than Government Securities or securities of a registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3. Interests in Real Estate. No Portfolio will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

4. Underwriting. No Portfolio may engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Portfolio may invest in another registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies.

5. Borrowing. No Portfolio will borrow money, except that, for temporary purposes: (a) the Portfolio may borrow from banks (as defined in the 1940
     Act) and through reverse repurchase

                                       15

     agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. No Portfolio will make any additional investment while it has borrowings in excess of 5% of its total assets.

6. Lending. No Portfolio will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Portfolio's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions;
     (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law or by exemptive order of the Securities and Exchange Commission and (d) loans of securities as permitted by applicable law.

7. Commodities. No Portfolio will purchase or sell commodities or commodity contracts, except that a Portfolio may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

8. Senior Securities. No Portfolio will issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

9. Securities of Registered Investment Companies. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Portfolios shall prohibit a Portfolio from investing all or substantially all of its assets in the shares of one or more registered open-end investment company having the same investment objective and substantially similar investment policies.

Non-Fundamental Restrictions

The   Portfolios   have  also  adopted  the  following   additional   investment
restrictions. These restrictions are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. Margin Purchases. No Portfolio may purchase any securities on margin or sell securities short. Each Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

2. Pledging Assets. No Portfolio may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed one-third of the Portfolio's total assets, taken at market value at the time thereof.

                                       16

3. Illiquid Securities. No Portfolio will invest in illiquid securities, including certain repurchase agreements, reverse repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 15% of the value of its net assets would be invested in assets that are illiquid.

4. Fund Name. Each Portfolio has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a particular type of investment that is suggested by the Portfolio's name and will notify its shareholders at least 60 days prior to any change in such policy.

5. Investment in another Investment Company. Each Portfolio shall not acquire any securities of a registered open-end investment company or registered unit investment trust that relies on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                                       17

                             DIRECTORS AND OFFICERS


The Board of Directors has overall responsibility for the conduct of the affairs of the AHA Funds. Each Director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the Directors have been elected by the shareholders. The shareholders may remove a Director by a vote of a majority of the outstanding shares of the Fund at any meeting of shareholders called for the purpose of removing such Director.

The Board of Directors elects the officers of the AHA Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the Directors and officers, the position each holds with AHA Funds, the date each was first elected to his position, their principal business occupations during the last five years and other directorships they have held for publicly traded companies are shown below. Each Director and officer serves in such capacity for each of the seven series of the AHA Funds Except for Messrs. Burke, Evans, Solberg and Yoder, each Director oversees the seven Portfolios of the CCM Advisors Funds and the two series of the CCMA Select Investment Trust. Messrs. Burke, Evans, Solberg and Yoder only oversee the seven series of the AHA Funds.

Directors who are interested persons of AHA Funds:

----------------------- ---------------- ---------------------------------- -------------------------------
     Name and Age at    Position(s) Held      Principal Occupation(s)       Other Directorships Held
     October 1, 2002     with AHA Funds         During Past 5 Years
                         and Date First
                           Elected or
                          Appointed to
                             Office
----------------------- ---------------- ---------------------------------- -------------------------------

Douglas D. Peabody, 39* Director and     Managing Director, CCM Advisors,       None.
                        President (since LLC (since Jan. 2001); Managing
                        2001)            Director Convergent Capital
                                         Management Inc. (since 1999);
                                         formerly Principal, Eager Manager
                                         Advisory Services (1991 to 1999).

Timothy G. Solberg, 49* Director and     Managing Director, CCM Advisors,       None.
                        Secretary (since LLC (since 2001); formerly
                        2001)            Director of Marketing and Client
                                         Services, Hewitt Investment Group,
                                         a Division of Hewitt Associates
                                         LLC.


                                       18

Directors who are not interested persons of AHA Funds:

---------------------- ------------------- ---------------------------------- -----------------------------
     Name and Age at   Position(s) Held         Principal Occupation(s)        Other Directorships Held
     October 1, 2002    with AHA Funds            During Past 5 Years
                        and Date First
                          Elected or
                         Appointed to
                            Office
---------------------- ------------------- ---------------------------------- -----------------------------

Anthony J. Burke, 37   Director (since     President, American Hospital        None.
                       1999)               Association Financial Solutions,
                                           Inc. (since 1997); formerly,
                                           Marketing Development Director of
                                           AHA Insurance Resources Inc. (1997
                                           to 1998); prior thereto, President
                                           of A. Burke & Associates (a
                                           marketing consulting firm).

Charles V. Doherty, 68 Director (since     Managing Director, Madison          Trustee, Wayne Hummer
                       September 2002)     Advisory Group; Director, Lakeside  Investment Trust (an open-end
                                           Bank; Director, Knight Trading      investment company) (4
                                           Group, Inc.; Director, Howe Barnes  portfolios); formerly Trustee,
                                           Investments, Inc.; Director,        Wayne Hummer Money Fund Trust
                                           Brauvin Capital Trust, Inc.;        (an open-end investment
                                           Director, Bank of America           company) (1994-1999).
                                           Financial Products, Inc.

Frank A. Ehmann, 68    Director (since     Retired. Director, American         Director, SPX Corp. (global
                       1991)               Healthways (provider of diabetes    provider of technical products
                                           and cardiac disease management      and systems, industrial
                                           services to health plans and        products and services, flow
                                           hospitals) (since 1989); Director, technology and service
                                           Genderm Corp. (dermatology company solutions) (since 1989);
                                           offering prescription and           formerly Director and
                                           non-prescription treatments for     President, United Stationers
                                           skin conditions) (1997-2000).       (wholesale distributor of
                                                                               business, computer, and
                                                                               facilities management
                                                                               products).

                                       19

---------------------- ------------------- ---------------------------------- -----------------------------
     Name and Age at   Position(s) Held         Principal Occupation(s)        Other Directorships Held
     October 1, 2002    with AHA Funds            During Past 5 Years
                        and Date First
                          Elected or
                         Appointed to
                            Office
---------------------- ------------------- ---------------------------------- -----------------------------
Richard John Evans 50  Director (since     Chief Financial Officer, American   None.
                       1995)               Hospital Association (since Dec.
                                           1999); formerly, Vice
                                           President/Finance, American
                                           Hospital Association (1995-1999).

John D. Oliverio, 49   Director (since     Chief Executive Officer, President Director, Hewitt Series Trust
                       1995)               and Director, Wheaton Franciscan    (an open-end investment
                                           Services, Inc. (parent              company) (since 1998)
                                           organization for more than 100      (2 portfolios).
                                           health and shelter service
                                           organizations) (since 1984);
                                           Director of the following:
                                           Affinity Health Systems (since
                                           1995); Covenant Health Care
                                           System (since 1989); All Saints
                                           Health System (since 1992);
                                           Franciscan Ministries, Inc. (the
                                           holding company for Wheaton
                                           Franciscan Services, Inc.'s
                                           housing entities) (since 1998)
                                           and United Health System (since
                                           1998).

Edward M. Roob, 67     Director (since     Retired.  Arbitrator, New York      Director, Brinson Funds, Inc.
                       September 2002)     Stock Exchange and National         (since 1994); Director, UBS
                                           Association of Securities Dealers; Relationship Funds (since
                                           Trustee, Fort Dearborn Income       1995); Director, UBS
                                           Securities, Inc. (since 1994);      Supplementary Trust (since
                                           Director, Brinson Trust Company     1997)(40 portfolios);
                                           (since 1993); Committee Member,
                                           Chicago Stock Exchange (1993 to
                                           1999).

John L. Yoder, 71      Director (since     Vice President, Princeton           None.
                       1988)               Insurance Co. (since 1995).



* Messrs. Peabody and Solberg are "interested persons" of the AHA Funds as defined in the Investment Company Act of 1940 because they are Managing Directors of the Portfolios' investment adviser, CCM Advisors, LLC.


     The address of Messrs. Peabody and Solberg is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603. The address of Mr. Burke is One North Franklin, Chicago, Illinois 60606; that of Mr. Doherty is 70 West Madison, Suite 1400, Chicago, IL 60602; that of Mr. Ehmann is 864 Bryant Avenue, Winnetka, Illinois 60093; that of Mr. Evans is One North Franklin, Chicago, IL 60606; that of Mr. Oliverio is 26 West 171 Roosevelt Road, Wheaton, Illinois 60189; that of Mr. Roob is 841 Woodbine Lane, Northbrook, Illinois 60062 and that of Mr. Yoder is 19 Tankard, Washington Crossing, Pennsylvania 18977.

                                       20

Officers. Messrs. Peabody and Solberg are President and Secretary of AHA Funds, respectively. The preceding table gives more information about Messrs. Peabody and Solberg. The following table sets forth each other officer's name, position with AHA Funds, age, principal occupation during the past five years and the date on which he first became an officer of AHA Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the Board of Directors.

------------------------ ----------------------- -------------------------------
                         Position(s) Held with
                           AHA Funds and Date
      Name and Age at       First Elected or       Principal Occupation(s)
      October 1, 2002     Appointed to Office         During Past 5 Years
------------------------ ----------------------- -------------------------------

Gregory P. Francoeur, 31 Treasurer  (since 2002) Director of Finance, Convergent
                                                 Capital Management Inc. (since
                                                 1997); prior thereto, Auditor,
                                                 Price Waterhouse LLP
                                                 (1993-1997).

James A. Henderson, 60   Vice President (since   Vice President, Corporate
                         1988)                   Counsel and Assistant
                                                 Secretary, American Hospital
                                                 Association (since 1984);
                                                 Secretary, AHA Financial
                                                 Solutions, Inc. (since 1995);
                                                 Secretary, Heath Forum, Inc.
                                                 (since 1988).)

The address of each officer is 190 South LaSalle, Suite 2800, Chicago, Illinois 60603.

Directors, other than those who are affiliated with CCM Advisors, LLC ("CCM Advisors"), the Fund's investment adviser, or with the American Hospital Association, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board of Directors meeting) attended, plus reimbursement of related expenses.

Meetings and Committees. The current Board of Directors consists of two interested and seven non-interested Trustees.

Audit Committee. The Audit Committee, consisting of Messrs. Doherty, Ehmann, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors the independent accountants to serve as auditors, and confers with the independent accountants on the scope and results of the audit.

Governance Committee. The Governance Committee, consisting of Messrs. Burke, Doherty, Ehmann, Evans, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors, among other things, nominees for Director who are not "interested persons" of the Fund. Neither the Board of Directors, nor the Governance Committee will consider shareholder recommendations regarding candidates for election of Directors; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Fund.

Executive Committee. The Executive Committee, consisting of Messrs. Peabody and Solberg, both interested Directors and Mr. Doherty, a non-interested Director, is authorized to take certain actions delegated to it by the full Board of Directors and to exercise the full powers of the Board

                                       21

of Directors under circumstances when the Board of Directors as a whole will not be able to meet.

Valuation Committee. The Valuation Committee, consisting of Mr. Peabody, and interested Director and Messrs. Doherty, Ehmann, Oliverio and Roob, all of whom are non-interested Directors, has oversight responsibility for, among other things, determining and monitoring the value of the Fund's assets.

Committee Meetings. The Audit Committee met twice during the fiscal year ended June 30, 2002.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits. The following table summarizes the compensation for the fiscal year ended June 30, 2002 paid to the Directors.

                                  Aggregate         Total Compensation from the
                                Compensation         AHA Funds and Fund Complex
            Name              from the AHA Funds        Paid to Directors(1)
            ----              ------------------        ------------------

Douglas D. Peabody(2)               None                        None

Timothy G. Solberg(2)               None                        None

Anthony J. Burke(2)                 None                        None

Charles V. Doherty(3)               None                       $2000

Frank Ehmann                        $5000                      $8000

Richard John Evans(2)               None                        None

John D. Oliverio                    $5000                      $8000

Edward M. Roob(3)                   None                       $3000

Thomas J. Tucker(3)                 $5000                      $5000

John L. Yoder                       $5000                      $5000



(1) Messrs. Doherty, Ehmann, Oliverio, Peabody and Roob also serve on the Board of Trustees of CCM Advisors Funds and the Board of Trustees of the CCMA Select Investment Trust. Because the CCMA Select Investment Trust was not operational, each non-interested Trustee of CCMA Select Investment Trust was compensated by CCM Advisors, LLC. Messrs. Ehmann, Oliverio and Roob were each paid $2000. Mr. Doherty was paid $1000. This amount is not included in the Total Compensation from AHA Funds and Fund Complex Paid to Directors.

(2)  Non-compensated Director.

(3) Mr. Tucker resigned as a Director in September 2002. Messrs. Doherty and Roob were appointed as Directors in September 2002.

     As of October 1, 2002, no Directors or officers owned beneficially or of record any security of any Fund nor did any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CCM Advisors, LLC (the "Adviser"), own shares of any Fund. As of December 31, 2001, no Director "beneficially" owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of
1934) any shares of any Fund.


                                       22


                     CONTROL PERSONS/PRINCIPAL SHAREHOLDERS


As of October 1, 2002, Sherman Hospital, an Illinois corporation, may be deemed to control the Limited Maturity Fixed Income Fund and Baptist Health Care Corporation, a Florida corporation, and Lee Hospital, a Pennsylvania corporation, may be deemed to control the Balanced Fund by virtue of owning more than 25% of the outstanding shares of such Funds. Sherman Hospital owned of record and beneficially owned directly 25% of the outstanding shares of the Limited Maturity Fixed Income Fund. Baptist Health Care Corporation and Lee Hospital owned of record and beneficially owned directly 51% and 33%, respectively, of the outstanding shares of the Balanced Fund. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the respective Funds. Through the exercise of voting rights with respect to shares of the Portfolio the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The following persons were known by the Funds to own beneficially (with sole or shared voting or investment power) more than 5% of shares of one or more of the Funds or one or more of the Portfolios as of October 1, 2002.

                       Limited Maturity Fixed Income Fund

                                                   Percentage of Total
Shareholder                   Class                 Outstanding Shares

Sherman Hospital
934 Center St.                   I                        25.47%
Elgin, IL  60120

Laughlin Memorial Hospital
1420 Tusculum Blvd.              I                        16.42%
Greenville, TN 37745

Lewistown Hospital
400 Highland Ave.                I                        14.90%
Lewistown, PA  17044

Trinity Hospital
380 Summit Ave.                  I                        5.29%
Steubenville, OH  43952

                                       23


                         Full Maturity Fixed Income Fund

                                                            Percentage of Total
Shareholder                      Class                       Outstanding Shares

Vail Valley Medical Center
181 W. Meadow Drive                 I                             22.35%
Vail, CO  81657

Baptist Health Care Corporation
1000 W. Moreno St.                  I                             21.74%
Pensacola, FL  32522

Lee Hospital
320 Main St.                        I                             18.03%
Johnstown, PA  15901

Lewistown Hospital
400 Highland Ave.                   I                             11.73%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                I                             8.72%
Lawrenceburg, IN  47025

Escambia County
P.O. Box 469                        I                             5.23%
Brewton, AL 36427



                                  Balanced Fund

                                                         Percentage of Total
Shareholder                             Class            Outstanding Shares

Baptist Health Care Corporation
1000 W. Moreno St.                         I                   50.95%
Pensacola, FL  32522

Lee Hospital
320 Main St.                               I                   33.40%
Johnstown, PA  15901

Kalispell Regional Med Center
325 Claremont St.                          I                   14.16%
Kalispell, MT  59901

                                       24

                             Diversified Equity Fund

                                                            Percentage of Total
Shareholder                          Class                  Outstanding Shares

Laughlin Memorial Hospital
1420 Tusculum Blvd.                     I                           22.58%
Greeneville, TN  37745

Grande Ronde
900 Sunset Dr.                          I                           10.87%
LaGrande, OR  97850

Baptist Health Care Corporation
1000 W. Moreno St.                      I                           8.11%
Pensacola, FL  32522

Lewistown Hospital
400 Highland Ave.                       I                           8.10%
Lewistown, PA  17044

Lee Hospital
320 Main St.                            I                           7.60%
Johnstown, PA  15901



                              INVESTMENT MANAGEMENT


CCM Advisors, LLC


CCM Advisors serves as the investment adviser for each Portfolio pursuant to an Investment Advisory Agreement. Under each Investment Advisory Agreement, and subject to the supervision of, and policies established by, the Master Fund's Board of Trustees, CCM Advisors determines the investment strategies, and supervises adherence by the Investment Manager to each Portfolio's investment policies and guidelines. CCM Advisors also recommends the appointment of additional or replacement investment managers to the Master Fund's Board of Trustees.


CCM Advisors is a majority-owned subsidiary of Convergent Capital Management Inc. The duties and responsibilities of CCM Advisors are specified in an Investment Advisory Agreement on behalf of each Portfolio between the Master Fund and CCM Advisors. At meetings held on October 2, 2001, called in part for approving the Investment Advisory Agreements for the Portfolios, the Board of Trustees of the Master Trust approved the Investment Advisory Agreements by the unanimous vote of all Trustees present and also by the unanimous vote of all non-interested Trustees. In evaluating the Investment Advisory Agreement, the Trustees of the Master Trust reviewed materials furnished by CCM Advisors, including information regarding CCM Advisors, and its personnel, operations and financial condition. The Trustees of the Master Trust discussed with representatives of CCM Advisors each Portfolio's operations and CCM Advisors' ability to provide advisory and other services to the Portfolios. The Trustees also reviewed, among other things:

                                       25

o the proposed fees to be charged by CCM Advisors for the services it provides;

o    each Portfolio's projected total operating expenses;

o    the investment performance, fees and total expenses of investment companies
     with  similar   objectives  and  strategies  managed  by  other  investment advisers; and

o the experience of the investment advisory and other personnel providing services to the Portfolios and the historical quality of the services provided by CCM Advisors to the Funds.

The Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of CCM Advisors, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of CCM Advisors' fees and the expense ratio of each Portfolio in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of each Portfolio in relation to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Trustees deemed relevant.

The Investment Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of the Master Fund or CCM Advisors, or by a vote of shareholders. Each Investment Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding voting shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


In return for its services, each Portfolio pays a management fee to CCM Advisors for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the investment advisory fees paid by each Portfolio to CCM Advisors:

           Limited Maturity Fixed Income Master Portfolio       0.50%
           Full Maturity Fixed Income Master Portfolio          0.50%
           Balanced Master Portfolio                            0.75%
           Diversified Equity Master Portfolio                  0.75%
           U.S. Growth Equity Portfolio                         0.75%
           International Core Equity Portfolio                  1.00%

Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

CCM Advisors has contractually agreed to reimburse each Fund for all ordinary operating expenses exceeding the following expense ratios:

                                       26


                                                 Expense Level
                                   (as a % of average daily net assets)

Institutional
Fund                       Class A             Class I           Servicing Class
----                       -------             -------           ---------------
Limited Maturity             1.00%              1.35%                  1.25%
Full Maturity                1.00%              1.35%                  1.25%
Balanced                     1.50%              1.92%                  1.75%
Diversified Equity           1.25%              1.70%                  1.50%
U.S. Growth Equity           1.75%              2.20%                  2.00%
International Core Equity    2.00%              2.45%                  2.25%


CCM Advisors or the Funds may terminate this undertaking at any time. For any fiscal year of the Funds in which the Expense Ratio of the Fund would otherwise be less than the lowest Expense Cap applicable to that class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to CCM Advisors any amount so reimbursed by CCM Advisors during such preceding three years and not previously paid by the Fund to CCM Advisors, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

The following chart shows the fees paid to CCM Advisors by each Portfolio for the last fiscal year ended June 30. Information is not presented for the U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio because these portfolios have not yet commenced operations.

                          Portfolio                                 6/30/02
                          ----------                                ---------
Limited Maturity Fixed Income Master Portfolio                      $237,003
Full Maturity Fixed Income Master Portfolio                         $121,907
Balanced Master Portfolio                                           $121,168
Diversified Equity Master Portfolio                                 $447,032


The  following  chart  shows  the  Administration  fees paid by each Fund to CCM
Advisors:

                             Fund                                   6/30/02
                             ----                                   --------
Limited Maturity Fixed Income Master Portfolio                      $13,896
Full Maturity Fixed Income Master Portfolio                         $12,127
Balanced Master Portfolio                                           $13,331
Diversified Equity Master Portfolio                                 $13,335


                                       27


CCM Advisors is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of CCM Advisors, and the payment of any fees to interested Trustees of the Master Fund. CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Master Fund and pays the salaries and other employment related costs of employing those persons. CCM Advisors furnishes the Master Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Master Fund or of any new series of the Master Fund, including legal and accounting expenses and costs of the initial registration of securities of the Master Fund under federal and state securities laws, are also paid by CCM Advisors.

The Investment Advisory Agreement provides that the Master Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Master Fund, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Master Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Master Fund, or costs related to indemnification of Trustees, officers and employees of the Master Fund.

The Investment Advisory Agreement also provides that CCM Advisors shall not be liable to the Master Fund or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Master Fund or by any shareholder in connection with matters to which such Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of CCM Advisors in the performance of its duties thereunder.


The Investment Managers


The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles. CCM Advisors pays the fees of the Investment Managers for the services they render pursuant to the Subadvisory Agreements. The Investment Manager(s) manage the investments of each Portfolio, determining which securities or other investments to buy and sell for the Portfolio, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, the Investment Managers seek to obtain a combination of the most favorable price and efficient execution available.

                                       28


The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.


The following organizations presently serve as Investment Managers of the Portfolios pursuant to Subadvisory Agreements, and manage the Portfolios indicated:



Portfolio                                         Investment Manager(s)
---------                                         ---------------------
Limited Maturity Fixed Income Master Portfolio    The Patterson Capital Corporation
Full Maturity Fixed Income Master Portfolio       Baird Advisors
                                                  Western Asset Management Company

Balanced Master Portfolio                         Baird Advisors
                                                  Cambiar Investors, Inc.
                                                  Freeman Associates Investment Management LLC
Diversified Equity Master Portfolio               Cambiar Investors, Inc.
                                                  Freeman Associates Investment Management LLC

U.S. Growth Equity Portfolio                      KCM Investment Advisors
International Core Equity Portfolio               Pyrford International PLC



CCM Advisors pays each Investment Manager a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the subadvisory fees CCM Advisors paid on behalf of each Portfolio for the last three fiscal years ended June 30. Information is not presented for the U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio because these portfolios have not yet commenced operations.


        Portfolio                               6/30/02    6/30/01    6/30/00
        ---------                               -------    -------    -------
Limited Maturity Fixed Income Master Portfolio  $101,573    $93,551   $121,430
Full Maturity Fixed Income Master Portfolio      $65,642    $95,151   $131,683
Balanced Master Portfolio                        $55,290    $80,455   $121,177
Diversified Equity Master Portfolio             $223,516   $272,132   $319,365


Detailed information regarding each of the Investment Managers is contained in the Funds' Prospectus under "Investment Managers."


At meetings held on October 2, 2001, called in part for approving the subadvisory agreements for the Portfolios and on September 10, 2002, called in part for approving the subadvisory

                                       29

agreement related to the portion of the Balanced Master Portfolio managed by Baird Advisors, the Board of Trustees of the Master Trust approved the subadvisory agreements by the unanimous vote of all Trustees present and also by the unanimous vote of all non-interested Trustees. In evaluating the Investment Managers, the Trustees reviewed materials furnished by CCM Advisors and the Investment Managers, including information regarding each Investment Manager, and its personnel, operations and financial condition. The Trustees discussed with representatives of the Investment Managers each Portfolio's operations and each Investment Manager's ability to provide subadvisory and other services to the Portfolios. The Trustees also reviewed, among other things:

o the proposed fees to be charged by each Investment Manager for the services it provides;

o    each Portfolio's projected total operating expenses;

o    the investment performance, fees and total expenses of investment companies
     with  similar   objectives  and  strategies  managed  by  other  investment advisers; and

o the experience of the investment advisory and other personnel providing services to the Portfolios and the historical quality of the services provided by each Investment Manager.

The Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of each Investment Manager, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of each Investment Manager's fees and the expense ratio of each Portfolio in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of each Portfolio in relation to the results of other comparable investment companies and unmanaged indices; (4) the ability of each Investment Manager to receive research products and services from brokers in connection with brokerage transactions executed for the Portfolio and other accounts managed by each Investment Manager; and (5) other factors that the Trustees deemed relevant.


The subadvisory agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of CCM Advisors or the Investment Manager, or by the Board of Trustees of the Master Fund or by a vote of a majority of the outstanding shares of the Portfolio. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for a Portfolio from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding shares of the Portfolio and
(b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


CCM Advisors has certain responsibilities regarding the supervision of the Investment Managers (see "The Investment Adviser," above); however, neither CCM Advisors nor the Master Fund's officers or Trustees evaluate the investment merits of investment selections or decisions made by the Investment Managers. The Investment Managers and their affiliated brokers may be

                                       30

authorized to execute brokerage transactions for the Portfolios and receive commissions for their services. See "Portfolio Transactions."

                                   DISTRIBUTOR

Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Funds pursuant to a distribution agreement initially approved by the Board of Directors (the "Distribution Agreement"). Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of the Funds will be continuously offered.

Quasar bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. Each Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of each Fund. Quasar is not obligated to sell any specific amount of shares of any Fund.


Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of U.S. Bancorp.


                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Funds have adopted a separate distribution plan for Class A Shares and Institutional Servicing Class shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution fees to Quasar up to 0.25% per annum of the average daily net asset values of the shares, respectively, for activities intended to result in the sale of Fund shares. The Funds also have the ability to enter into shareholder servicing agreements with unaffiliated entities to provide shareholder services to the Institutional Servicing Class shareholders.

Distribution Plans

The Distribution Plans under Rule 12b-1 compensates Quasar for its sales and distribution activities related to the Funds' Class A and Institutional Servicing Class Shares. The Plan covers certain expenses of Quasar and fees paid by Quasar to related and unrelated entities for marketing and distribution services, including but not limited to: (a) the payment of initial and ongoing commissions and other payments to registered representatives or others who sell Class A and Institutional Servicing Shares; (b) compensation to Quasar's employees; (c) expenses related to the printing and mailing or other dissemination of prospectuses and statements of additional information and the costs of preparation, printing and mailing of reports used for sales literature; and (d) related expenses advertisements and other distribution-related expenses. Compensation may be spent by Quasar, its affiliates and other organizations on any activities or

                                       31

expenses related to the distribution and marketing of the Shares. The Distribution Plans also require that Quasar furnish to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor).

The Distribution Plans have each been adopted by a majority of the Board of Directors, including a majority of the non-interested Directors. Each Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors and the independent Directors. Agreements related to the Distribution Plans must also be approved by such vote. Each Distribution Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by vote of a majority of the outstanding shareholders of a Fund. No Distribution Plan may be amended to increase materially the amounts payable to Quasar without the approval of a majority of the outstanding shareholders of the Fund, and no material amendment to a Distribution Plan may be made except by a majority of both the Directors of the Funds and the independent Directors.

Shareholder Servicing Plan

The Funds can compensate unaffiliated entities (an "Agent") under a Shareholder Servicing Agreement for maintenance and personal service provided to Institutional Servicing Class shareholders that are customers of the Agent. The Funds shall pay Agents a fee, computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for shares of each of Diversified Equity Fund, U.S. Growth Equity Fund, International Core Equity Fund and the equity portion of the Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers and (ii) 0.10% of the average daily net asset value for shares of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund and the fixed income portion of Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers. Servicing activities provided by Agents may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering customer inquiries; (iv) assisting customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts Serviced by the Servicing agent; and (viii) arranging for bank wires to the extent that the Agents are permitted by applicable statute, rule or regulation.

                                 CODE OF ETHICS


The AHA Funds, the Master Fund, CCM Advisors and each of the Investment Managers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a "Code of Ethics") which govern personal securities trading by Directors and officers of the Funds and the Portfolios and the personnel of CCM Advisors and the Investment Managers who provide services or obtain current information regarding investment activities, as well as certain other personnel. The Codes of Ethics generally permit such personnel to purchase and sell securities, including securities which are purchased, sold or held by the Portfolios or the Funds, but only subject to certain conditions designed to ensure that purchase and sale for such persons' accounts do not adversely affect the Funds' investment activities.


                                       32

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Master Fund's Board of Trustees and CCM Advisors, Investment Managers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Portfolios anticipate that transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Investment Managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the Investment Managers to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios.

Securities held by the Portfolios may also be held by separate accounts or mutual funds for which the Investment Managers act as an investment adviser, some of which may be affiliated with the Investment Managers. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Manager for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Investment Managers may cause a Portfolio to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

The policy of the Master Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Master Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Master Fund believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios and the Investment Managers from obtaining high quality brokerage and research services. In

                                       33

seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Master Fund's policies, the Investment Managers effect transactions with those brokers and dealers whom they believe provide the most favorable prices and which are capable of providing efficient executions. If the Investment Managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Investment Managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Portfolios directly. While such services are useful and important in supplementing their own research and facilities, the Investment Managers believe the value of such services is not determinable and does not significantly reduce their expenses.

Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Investment Managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Investment Manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Trustees of the Master Fund including a majority of the Independent Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.


Brokerage commissions paid by the Funds and the Portfolios for the last three fiscal year ended June 30 were:


          Limited Maturity    Full Maturity    Balanced    Diversified
Equity
2002(1)        $0                $0            $40,055        $195,687
2001(2)         -                 -            $85,971        $349,344
2000(2)         -                 -            $63,031        $122,214

(1) Amounts reflect commissions paid by the Funds from July 1, 2001 to October 31, 2001 ( prior to conversion into feeder funds) and commissions paid by the Portfolios from November 1, 2001 to June 30, 2002.

(2) Amounts reflect commissions paid by the Funds prior to conversion into feeder funds.

                                       34

Historical data regarding commissions paid for the U.S. Growth Equity Fund and International Core Equity Fund is not available as the Funds have not yet commenced operations. Brokerage commissions allocated for research services during the fiscal year ended June 30, 2002 were $1,117 by the Balanced Fund (in transactions having an aggregate value of $33,432) and $4,277 by the Diversified Equity Fund (in transactions having an aggregate value of $126,066 ).

During the fiscal year ended June 30, 2002, the Funds held securities of Bear Stearns Companies, Inc. ("Bear Stearns"); Credit Suisse First Boston ("First Boston"); Morgan Stanley Dean Witter & Co. ("Morgan Stanely"); Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); and Wells Fargo Company ("Wells Fargo") which are companies which may be deemed to be the Funds' "regular brokers or dealers," as defined by Rule 10b-1 under the 1940 Act, or the parents of such brokers or dealers.

Aggregate holdings, as of June 30, 2002, were as follows:

                      Broker/Dealer                   Market Value
              ------------------------------- ------------------------------
              Bear Stearns                    $896,035
              ------------------------------- ------------------------------
              First Boston                      $71,687
              ------------------------------- ------------------------------
              Morgan Stanley                  $1,992,491
              ------------------------------- ------------------------------
              Lehman Brothers Inc.            $1,669,710
              ------------------------------- ------------------------------
              Merrill Lynch                   $1,374,514
              ------------------------------- ------------------------------
              Wells Fargo                     $1,269,165
              ------------------------------- ------------------------------


                               PORTFOLIO TURNOVER

There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio will be higher than that of other investment companies and portfolios with similar investment objectives. Decisions to buy and sell securities are made by the Investment Managers for the assets assigned to them. Investment Managers make decisions to buy or sell securities independently from other Investment Managers. Thus, one Investment Manager may sell a security while another Investment Manager for the same Portfolio is purchasing the same security. In addition, when an Investment Manager's services are terminated, the new Investment Manager may restructure the Portfolio. These practices may result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio with higher turnover may incur higher brokerage costs.



                                       35

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's outstanding shares. Each Fund that invests in a Portfolio will value its holdings (i.e., shares of a Portfolio) at their fair value, which will be based on the daily net asset value of the Portfolio. The net income of these Funds will be determined at the same time and on the same days as the net income of the Portfolios are determined, which would be the same time and days that each Fund uses for this purpose.


The value of the securities in the underlying Portfolios are determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. Absent any reported sale on the principal exchange at the time of valuation, the securities are valued at the last current sales price on a secondary exchange. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets generally are valued at closing over-the-counter bid prices. Securities that are primarily traded on foreign securities exchanges generally are valued at their closing values on the exchange. The markets on which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Portfolios do not calculate their net asset values, and sometime are not open on days when the Portfolios do calculate their net asset values. Even on days which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Portfolios calculate their net asset value. The Portfolios monitor for significant events in foreign markets. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Investment Manager, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Master Fund's Board of Trustees. Prices used for valuation of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost.


Net asset value is computed at the close of the regular trading session on the New York Stock Exchange ("NYSE") on each day the NYSE is open for business that is not bank holiday. The NYSE currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.


                                       36

                             PERFORMANCE INFORMATION


From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:


                  ERV = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.


Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATVD = ending value of a hypothetical $1,000 investment
                         made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                                       37

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
                  ATVDR = ending value of a hypothetical $1,000
                          investment made at the beginning of the
                          period, at the end of the period (or
                          fractional portion thereof), after taxes on fund distributions and redemption.

Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended June 30, 2002 are shown in the tables below for Class I Shares. AHA U.S. Growth Equity Fund and AHA International Growth Equity Fund information is not presented because these Funds have not commenced operations and therefore have not been in operation for a full year. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. For more current performance information call 1-800-445-1341. Investors should maintain realistic expectations for future performance.


AHA Limited Maturity Fixed Income Fund - Class I Shares
--------------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------ ------- ---------
                    Before Taxes                      1 Year 5 Years  10
years
----------------------------------------------------- ------ ------- ---------
Total Return                                          6.22%   34.29%   70.49%
----------------------------------------------------- ------ ------- ---------
Average Annual Total Return                           6.22%    6.07%    5.48%
----------------------------------------------------- ------ ------- ---------


----------------------------------------------------- ------ ------- ----------
            After Taxes on Distributions              1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          4.52%   20.77%   36.89%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           4.52%    3.85%    3.19%
----------------------------------------------------- ------ ------- ----------

----------------------------------------------------- ------ ------- ---------
    After Taxes on Distributions and Sale of Fund     1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------ ------- ---------
Total Return                                          3.77%   19.62%   38.36%
----------------------------------------------------- ------ ------- ---------
Average Annual Total Return                           3.77%    3.65%    3.30%
----------------------------------------------------- ------ ------- ---------


AHA Full Maturity Fixed Income Fund - Class I Shares
-----------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------ ------- ----------
                    Before Taxes                      1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          7.48%   39.85%   91.99%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           7.48%    6.94%    6.74%
----------------------------------------------------- ------ ------- ----------


----------------------------------------------------- ------ ------- ----------
            After Taxes on Distributions              1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          5.40%   24.16%   46.61%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           5.40%    4.42%    3.90%
----------------------------------------------------- ------ ------- ----------

                                       38

----------------------------------------------------- ------ ------- ----------
    After Taxes on Distributions and Sale of Fund     1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------ ------- ----------
Total Return                                          4.54%   22.63%   49.17%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           4.54%    4.16%    4.08%
----------------------------------------------------- ------ ------- ----------


AHA Balanced Fund - Class I Shares
-----------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------- ------- ---------
                    Before Taxes                      1 Year  5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -6.90%   35.79%  160.08%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -6.90%   6.31%    10.03%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
            After Taxes on Distributions              1 Year  5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -8.32%   5.19%    72.11%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -8.32%   1.02%     5.58%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
    After Taxes on Distributions and Sale of Fund     1 Year  5 Years  10 years
                       Shares
----------------------------------------------------- ------- ------- ---------
Total Return                                          -3.97%   21.68%  82.49%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -3.97%    4.00%   6.20%
----------------------------------------------------- ------- ------- ---------


AHA Diversified Equity Growth Fund - Class I Shares
----------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------- ------- ---------
                    Before Taxes                       1 Year 5 Years 10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -12.65%  37.18%  230.26%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -12.65%  6.53%    12.69%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
            After Taxes on Distributions               1 Year 5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -13.85%  19.30%  148.50%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -13.85%  3.59%     9.53%
----------------------------------------------------- ------- ------- ---------

                                       39

----------------------------------------------------- ------- ------- ---------
    After Taxes on Distributions and Sale of Fund      1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------- ------- ---------
Total Return                                           -7.47%  25.35%  116.69%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                            -7.47%   4.62%    8.04%
----------------------------------------------------- ------- ------- ---------



Total Return and Average Annual Total Return are calculated in the same way as for Class I Shares as for Class A and Institutional Servicing Class Shares. The performance of Class I Shares is expected to be different from the performance of Class A Shares because the Class A Shares impose sales charges and the overall expenses allocated to the classes are different. The performance of Class I Shares is expected to be different from the performance of the Institutional Servicing Class Shares because the Institutional Servicing Class may impose shareholder servicing fees. Because the expense ratio for Class I Shares is expected to be lower than Class A Shares and Institutional Servicing Class Shares, the Total Return and Average Annual Total Return of Class I Shares are expected to be greater than for Class A and Institutional Servicing Class Shares.

The returns shown above assume reinvestment of dividends and distributions. Past performance is not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

Yield

Quotations of yield for the Limited Maturity Fixed Income Master Portfolio and Full Maturity Fixed Income Master Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:

                   YIELD = 2 [(a-b + 1)6 - 1]
                               ---
                               cd

Where: "a" = dividends and interest earned during the period
       "b" = expenses accrued for the period (net of any reimbursements)
       "c" = the average daily number of shares outstanding during the period that were entitled to receive dividends
       "d" = net asset value per share on the last day of the period

                                       40


The Fund's yields for Class I Shares for the one month period ended June 30, 2002 were as follows:

                      Fund                            Yield
                                                     Class I
Limited Maturity Fixed Income Fund                    3.20%
Full Maturity Fixed Income Fund                       4.46%


Class A and Institutional Servicing Class Shares also bear the expenses of distribution fees paid to Quasar. As a result, at any given time, net yield could be lower than the yield of the Class I Shares.

The yield of a Fund will vary from time to time depending on market conditions, the composition of the corresponding Portfolio's investment portfolio and the Funds' operating expenses allocated to that Fund or its classes of shares. These factors and possible differences in the methods used in calculating the yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to change in the value of a Fund's various classes of shares. These yields do not take into account any applicable sales charges.

In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or investment vehicles managed by CCM Advisors, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. A Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

The Funds may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and CCM Advisors' services and products. CCM Advisors may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by CCM Advisors.

The Funds may quote various measures of the volatility and benchmark correlation of the Funds in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of

                                       41

historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

                       PURCHASES AND REDEMPTIONS OF SHARES


Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares."


Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value") next computed after the receipt by the authorized agent of such purchase order, plus any applicable sales charges and transaction charges imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any sales charges and redemption fees imposed by the agent.

In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, for accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts.

Class I and Institutional Servicing Class shareholders are also eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program. See "The Program."

                        ANTI-MONEY LAUNDERING COMPLIANCE


The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.


                                       42


                                     SHARES

The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

Each share of each series represents an equal proportionate interest in the Fund represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Directors.

Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Management Agreement, but shares of all Funds vote together, to the extent required by the 1940 Act, in the election or selection of Directors and independent accountants.

Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of Directors can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors.

Under Maryland law, the AHA Funds are not required and therefore does not intend to hold annual meetings of shareholders. However, the Directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the Fund's outstanding shares.

                                       43

                                   THE PROGRAM

CCM Advisors has entered into an agreement with AHA and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI will provide certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors will pay licensing fees of $100,000 per year to AHA-FSI and a one-time start-up fee of $36,000. For marketing support, CCM Advisors will pay compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program. CCM Advisors has also agreed to support two designees of either the AHA or AHA-FSI to serve as Directors of the Funds. Generally since inception of the Funds, two of its Directors have been officers of the AHA.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

The Program is a service offered by CCM Advisors pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with CCM Advisors and must own shares. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants by entering into Program Agreements.

Under the Program Agreement, participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. CCM Advisors consults with each participant to help it define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes. Participants can implement their investment programs by investing in shares of the Funds, as described below, and may change the allocation of assets among the Funds or withdraw assets from the Funds at any time by redeeming shares. The Funds pay no fees to CCM Advisors for this Program. Instead, the Funds take actions necessary to permit the offering of Fund shares in the jurisdictions that CCM Advisors requests in order to enable organizations that have entered into Program Agreements to purchase Fund shares.

                                       44

                                      TAXES

The AHA Funds intends that each Fund and Portfolio will qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If a Fund or Portfolio should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and capital gains that would otherwise be available for distribution to the Fund's shareholders. For purposes of discussion in this section, the term "Fund" refers to a Fund and its corresponding Portfolio.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of each Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if each Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of each Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which each Fund controls and which are engaged in the same, similar or related trades or businesses.

In order to maintain the qualification of each Fund as a regulated investment company, the AHA Funds may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the AHA Funds may, in its business judgment, require each Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Investment in debt obligations that are at risk or in default present special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

                                       45

Distributions from each Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case a Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, a Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of a Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances. The Funds generally do not accept investments by non-U.S. investors.


                             MASTER/FEEDER STRUCTURE


The Board of Directors has approved the Funds to invest substantially all of their assets in other open-end management investment companies having the same investment objective and substantially similar investment policies and restrictions (a "Master/Feeder Structure").

                                       46


The Funds are "feeder funds" in the Master/Feeder Structure which means that all of the assets of each Fund are invested in a corresponding Portfolio of the Master Fund. The Funds have transferred their assets in exchange for shares of beneficial interest in a corresponding Portfolio of the Master Fund having the same net asset value as the value of the assets transferred.

The Funds pursue their investment objectives through their investments in the Master Fund rather than through direct investments in the types of securities dictated by their investment objectives and policies. Each Portfolio of the Master Fund, whose shares may be offered to other feeder funds or other investors in addition to the Funds, invests in the same types of securities in which the Funds would have directly invested. However, the expense ratios, yields and total returns of other investors in the Portfolios of each Master Fund may differ to those of the Funds due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Portfolio, a feeder fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple feeder funds is expected to achieve a lower ratio of operating expenses to net assets. A Portfolio may be offered to an undetermined number of other feeder funds. However, there can be no assurance that any such additional investments in a Portfolio by other feeder funds will take place. Additionally, smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

If a Portfolio becomes smaller due to feeder funds withdrawing their assets, the Portfolio may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

A Fund may withdraw its investments in a Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Whenever a Fund is asked to vote on a proposal by the Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below. Similar to the Funds, the Master Fund is not required to hold annual meetings of its shareholders, but it is required to hold special meetings of shareholders when, in the judgement of its Trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in the Portfolios have rights similar to those of Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees of the Master Fund by a specified number of

                                       47

investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's Trustees. Shareholders also have the right to remove one or more Trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Portfolio of the Master Fund, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Each Portfolio shareholder is entitled to one vote in proportion to the share of its investment in the Portfolio. Investments in the Portfolio are not transferable, but a shareholder (such as a Fund) could redeem all or any portion of its investment at any time at net asset value.

Certain   changes  in  a   Portfolio's   fundamental   investment   policies  or
restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

                                OTHER INFORMATION

Administrator


CCM Advisors serves as the administrator to the Funds and the Portfolios pursuant to a separate Administration Agreement with the AHA Funds and the Master Fund and in that capacity has overall responsibility, subject to the ongoing supervision of the AHA Funds' Board of Directors and the Master Fund's Board of Trustees, respectively, for all aspects of administration and operation of each Fund and Portfolio. CCM Advisors has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") on behalf of the AHA Funds and the Master Fund. U.S. Bancorp has agreed to prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the Commission and prepare various materials required by any state securities commission having jurisdiction over the AHA Funds and the Master Fund.

Each Administration Agreement provides that CCM Advisors shall not be liable for any error of judgment or import of law, or for any loss suffered by the AHA Funds or the Master Fund in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of CCM Advisors in the performance of its obligations and duties under the agreement; and (ii) its reckless disregard of its obligations and duties under the agreement.

Each Agreement may be terminated at any time without the payment of any penalty by vote of the respective Board of Directors or Board of Trustees. As compensation for its services, CCM Advisors is entitled to receive an annual fee of $20,000 from each Fund and a annual fee from each Portfolio of 0.055% of the average daily net assets of the Portfolios.

                                       48

Custodian, Transfer Agent and Fund Accountant

U.S. Bank, N.A. ("U.S. Bank"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and other assets of the Funds and the Portfolios. U.S. Bank is responsible for, among other things, safeguarding and controlling the cash and securities of the Funds and Portfolios, handling the receipt and delivery of securities, and collecting interest and dividends on the investments of the Funds and Portfolios. U.S. Bancorp Fund Services, LLC performs transfer agency, dividend disbursing and portfolio accounting services for the Funds and Portfolios.

Independent Accountants

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, serve as the independent public accountants of the Funds and the Portfolios. The independent accountants: (i) audit and report on the financial statements of the Funds and Portfolios; and (ii) provide assistance and consultation in connection with Securities and Exchange Commission filings filed on behalf of the Funds and Portfolios.


                                       49

                                    APPENDIX


     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P")

         Ratings by Moody's


Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.


Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                      A-1

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         Commercial Paper:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1  Highest Quality
                           Prime 2  Higher Quality
                           Prime-3  High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P Ratings

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some

                                      A-2


quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Commercial Paper:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                       A-3
                                     PART C

                                OTHER INFORMATION

ITEM 15. Indemnification.

     Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers except under specified circumstances. Article VII of Registrant's Articles of Incorporation (Exhibit
(a)(1), (2) and (3) to the registration statement, which are incorporated herein by reference) and Section 3.15 of Article III of the Registrant's Bylaws (exhibit (b) to the registration statement, which is incorporated herein by reference) provide in effect that the Registrant shall provide certain indemnification of its directors and officers, directors, officers, agents and employees, respectively. In accordance with Section 17(h) of the Investment Company Act, these provisions of the Articles of Incorporation and Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits


Exhibit Number
                 Description

(1)(a) Articles of Incorporation of the Registrant. (b)

(1)(b) Articles of Amendment dated February 12, 1998. (c)

(1)(c) Articles of Amendment  and Articles  Supplementary  dated August 3, 2001.
       (c)

(2)  Bylaws. (b)

(3)  Not applicable.

(4) Agreement and Plan of Reorganization dated November 20, 2002, among Kenilworth Fund, Inc. and AHA Investment Funds, Inc., and, solely for the purposes of paragraph 9.2 thereof, each of CCM Advisors LLC and Institutional Portfolio Services, Ltd. (filed as Appendix A to Part A of this registration statement).

(5) Article V, Sections 2, 3 and 4, Article VI and Article VIII of the Articles of Incorporation, Article Second of the Articles Supplementary, and Article 2, Sections 2.3, 2.4 and 2.6 of the Bylaws, each define the rights of shareholders.

(6)(a) Corporate Management Agreement between the Registrant and CCM Advisors LLC. (c)

(6)(b) Portfolio Advisory Agreement between the Registrant and Patterson & Associates. (c)

(7)  Distribution Agreement between the Registrant and Quasar Distributors, LLC.
     (e)

(8)  Not Applicable.

(9)(a) Custody Agreement between the Registrant and U.S. Bank, N.A. (e)

(9)(b) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. dated January 1, 2002. (e)

(10)(a) Rule 12b-1 Plan for Class A Shares. (c)

(10)(b) Rule 12b-1 Plan for Institutional Servicing Class Shares. (c)

(10)(c) Multiple Class Plan pursuant to Rule 18f-3. (c)

(11) Opinion and Consent of Hogan & Hartson, L.L.P. (f)

(12)(a) Opinion of Bell, Boyd & Lloyd LLC on Tax Matters and Consequences to Shareholders. (f)

(12)(b) Consent of Bell, Boyd & Lloyd LLC.

(13)(a) Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC. (e)

(13)(b) Amendment to Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002. (e)

(13)(c) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC. (e)

(13)(d) Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002. (e)

(13)(e) Administration  Agreement between the Registrant and CCM Advisors,  LLC.
        (e)

(13)(f) Third Party Feeder Fund Agreement among Registrant and CCM Advisors Funds. (e)

(14)(a) Consent of Ernst & Young LLP.

(14)(b) Consent of Grant Thornton L.L.P.

(15) Not Applicable.

(16) Not Applicable.

(17)(a) Code of Ethics of AHA Investment Funds, Inc. and CCM Advisors LLC. (d)

(17)(b) Code of Ethics of CCM Advisors, LLC and CCM Advisors Funds. Previously filed. Incorporated by reference to Exhibit (17)(a) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(c) Code of Ethics of Cambiar Investors, Inc. Previously filed. Incorporated by reference to Exhibit (17)(b) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(d) Code of Ethics of Freeman Associates Investment Management LLC. Previously filed. Incorporated by reference to Exhibit (17)(c) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(e) Code of Ethics of KCM Investment Advisors. (e)

(17)(f) Code of Ethics of Patterson Capital Corp. Previously filed. Incorporated by reference to Exhibit (17)(e) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(g) Code of Ethics of Pyrford International PLC. Previously filed. Incorporated by reference to Exhibit (17)(f) filed with Amendment No.1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(h) Code of Ethics of Robert W. Baird & Co. Incorporated. Previously filed. Incorporated by reference to Exhibit (17)(g) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(i) Code of Ethics of Western Asset Management. Previously filed. Incorporated by reference to Exhibit (17)(h) filed with Amendment No.1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

(17)(j) Form of Proxy Card of Kenilworth Fund, Inc.

(17)(k) Form of Agreement Between Advisers by and between CCM Advisors, LLC and Institutional Portfolio Services, Ltd. dated November 20, 2002

----------------------------
(a) Previously filed. Incorporated by reference to the post-effective amendment no. 17 to Registrant's registration statement, Securities Act file number 33-21969 (the "Registration Statement"), filed on August 31, 2000.

(b) Previously filed. Incorporated by reference to the post-effective amendment no. 18 to Registrant's Registration Statement filed on October 31, 2000.

(c) Previously filed. Incorporated by reference to the post-effective amendment no. 19 to Registrant's Registration Statement filed on August 3, 2001.

(d) Previously filed. Incorporated by reference to the post-effective amendment no. 20 to Registrant's Registration Statement filed on November 1, 2001.

(e) Previously filed. Incorporated by reference to the post-effective amendment no. 22 to Registrant's Registration Statement filed on November 1, 2002.

(f) Previously filed. Incorporated by reference to Registrant's Registration Statement filed on Form N-14 on November 20, 2002.


ITEM 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the city of Chicago, and the state of Illinois on the 9th day of December, 2002.

                                             AHA INVESTMENT FUNDS, INC.

                                             By:  /s/ Douglas D. Peabody
                                                  ------------------------------
                                                  Douglas D. Peabody, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

              Name                   Title                   Date


/s/ Anthony J. Burke
--------------------------           Director                 )
Anthony J. Burke                                              )
                                                              )
/s/ Charles V. Doherty
--------------------------           Director                 )
Charles V. Doherty                                            )
                                                              )
/s/ Frank A. Ehmann
--------------------------           Director                 )
Frank A. Ehmann                                               )
                                                              )
/s/ Richard John Evans
--------------------------           Director                 )
Richard John Evans                                            )
                                                              )
/s/ Gregory Francoeur
--------------------------           Treasurer (chief         )
Gregory Francoeur                    accounting officer)      )

                                                              December 9,  2002
/s/ Douglas D. Peabody
--------------------------           Director and President   )
Douglas D. Peabody                   (principal executive     )
                                     officer)                 )
                                                              )
/s/ John D. Oliverio
--------------------------           Director                 )
John D. Oliverio                                              )
                                                              )
/s/ Edward M. Roob
--------------------------           Director                 )
Edward M. Roob                                                )
                                                              )
/s/ Timothy G. Solberg
--------------------------           Director and Secretary   )
Timothy G. Solberg                                            )
                                                              )
/s/ John L. Yoder
--------------------------           Director                 )
John L. Yoder


                                   SIGNATURES

     As required by the Securities Act of 1933, CCM Advisors Funds has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, and state of Illinois on the 9th day of December, 2002.

                                               CCM ADVISORS FUNDS


                                               By /s/ Douglas D. Peabody
                                                  ------------------------
                                                  Douglas D. Peabody, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

              Name               Title                                   Date


/s/ Charles V. Doherty
--------------------------       Trustee, CCM Advisors     )
Charles V. Doherty               Funds                     )
                                                           )
                                                           )
/s/ Frank A. Ehmann
--------------------------       Trustee, CCM Advisors     )
Frank A. Ehmann                  Funds                     )
                                                           )
                                                           )
                                                           )
/s/ Gregory Francoeur
--------------------------       Treasurer (chief          )    December 9, 2002
Gregory Francoeur                accounting officer),      )
                                 CCM Advisors Funds        )
                                                           )
                                                           )
/s/ John D. Oliverio
--------------------------       Trustee, CCM Advisors     )
John D. Oliverio                 Funds                     )
                                                           )
                                                           )
/s/ Douglas D. Peabody
--------------------------       Trustee and President     )
Douglas D. Peabody               (principal executive      )
                                 officer), CCM Advisors    )
                                 Funds                     )
                                                           )
/s/ Edward M. Roob
--------------------------       Trustee, CCM Advisors     )
Edward M. Roob                   Funds                     )




            Index of Exhibits Filed with this Registration Statement


Exhibit
Number           Description
---------------- ---------------------------------------------------------------

(4) Agreement and Plan of Reorganization dated November 20, 2002, among Kenilworth Fund, Inc. and AHA Investment Funds, Inc., and, solely for the purposes of paragraph 9.2 thereof, each of CCM Advisors LLC and Institutional Portfolio Services, Ltd. (filed as Appendix A to Part A of this registration statement).

(12)(b)          Consent of Bell, Boyd & Lloyd LLC.

(14)(a)          Consent of Ernst & Young LLP.

(14)(b)          Consent of Grant Thornton L.L.P.

(17)(j)          Form of Proxy Card of Kenilworth Fund, Inc.

(17)(k) Form of Agreement Between Advisers by and between CCM Adviors, and Institutional Portfolio Services, Ltd. dated November 20, 2002.